EXECUTION COPY
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                                  $400,000,000


                      AMENDED AND RESTATED CREDIT AGREEMENT


                                      among


                          BROOKDALE SENIOR LIVING INC.,
                                  as Borrower,


                               The Several Lenders
                        from Time to Time Parties Hereto,


                              LEHMAN BROTHERS INC.
                                       and
                         CITIGROUP GLOBAL MARKETS INC.,
                  as Joint Lead Arrangers and Joint Bookrunners

                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
                        LASALLE BANK NATIONAL ASSOCIATION
                                       and
                         BANC OF AMERICA SECURITIES LLC,
                                as Co-Arrangers,


                        LASALLE BANK NATIONAL ASSOCIATION
                                       and
                             BANK OF AMERICA, N.A.,
                            as Co-Syndication Agents,

                       GOLDMAN SACHS CREDIT PARTNERS L.P.
                                       and
                          CITICORP NORTH AMERICA, INC.,
                           as Co-Documentation Agents,


                                       and


                          LEHMAN COMMERCIAL PAPER INC.,
                             as Administrative Agent

                          Dated as of November 15, 2006


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
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                                TABLE OF CONTENTS

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SECTION 1.    DEFINITIONS.........................................................................................1

1.1      Defined Terms............................................................................................1
1.2      Other Definitional Provisions...........................................................................29
1.3      BoA Letter of Credit Amounts............................................................................29

SECTION 2.    AMOUNT AND TERMS OF COMMITMENTS....................................................................30

2.1      Revolving Credit Commitments............................................................................30
2.2      Procedure for Revolving Credit Borrowing................................................................30
2.3      Swing Line Commitment...................................................................................30
2.4      Procedure for Swing Line Borrowing; Refunding of Swing Line Loans.......................................31
2.5      Repayment of Loans; Evidence of Debt....................................................................32
2.6      Extension of the Initial Maturity Date..................................................................33
2.7      Commitment Fees, etc....................................................................................34
2.8      Termination or Reduction of Commitments.................................................................34
2.9      Optional Prepayments....................................................................................35
2.10     Mandatory Prepayments and Commitment Reductions.........................................................35
2.11     Conversion and Continuation Options.....................................................................36
2.12     Minimum Amounts and Maximum Number of Eurodollar Tranches...............................................37
2.13     Interest Rates and Payment Dates........................................................................37
2.14     Computation of Interest and Fees........................................................................37
2.15     Inability to Determine Interest Rate....................................................................38
2.16     Pro Rata Treatment and Payments.........................................................................38
2.17     Requirements of Law.....................................................................................40
2.18     Taxes...................................................................................................41
2.19     Indemnity...............................................................................................42
2.20     Illegality..............................................................................................43
2.21     Change of Lending Office................................................................................43

SECTION 3.    LASALLE LETTERS OF CREDIT..........................................................................43

3.1      LaSalle L/C Commitment..................................................................................43
3.2      Procedure for Issuance of LaSalle Letter of Credit......................................................44
3.3      Fees and Other Charges..................................................................................45
3.4      Reimbursement Obligation of the Borrower................................................................45
3.5      Obligations Absolute....................................................................................45
3.6      LaSalle Letter of Credit Payments.......................................................................46
3.7      LaSalle Letter of Credit Applications...................................................................46
3.8      Replacement of BoA Letters of Credit....................................................................46

SECTION 3A.   BANK OF AMERICA LETTERS OF CREDIT..................................................................46

3A.1     BoA L/C Commitment......................................................................................46
3A.2     Procedures for Issuance and Amendment of Letters of Credit..............................................48
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3A.3     Drawings and Reimbursements; Funding of Participations..................................................49
3A.4     Repayment of Participations.............................................................................51
3A.5     Obligations Absolute....................................................................................51
3A.6     Role of Rank of America.................................................................................52
3A.7     Cash Collateral.........................................................................................52
3A.8     Applicability of ISP and UCP............................................................................53
3A.9     BoA Letter of Credit Fees...............................................................................53
3A.10    Fronting Fee Payable to Bank of America.................................................................53
3A.11    Conflict with Issuer Documents..........................................................................53
3A.12    Replacement of Bank of America as Issuing Lender under Certain Circumstances............................54
3A.13    Replacement of LaSalle Letters of Credit................................................................54

SECTION 4.          REPRESENTATIONS AND WARRANTIES...............................................................54

4.1      Financial Condition.....................................................................................54
4.2      No Change...............................................................................................55
4.3      Corporate Existence; Compliance with Law................................................................55
4.4      Corporate Power; Authorization; Enforceable Obligations.................................................56
4.5      No Legal Bar............................................................................................56
4.6      No Material Litigation..................................................................................56
4.7      No Default..............................................................................................56
4.8      Ownership of Property; Liens............................................................................56
4.9      Intellectual Property...................................................................................57
4.10     Taxes...................................................................................................57
4.11     Federal Regulations.....................................................................................57
4.12     Labor Matters...........................................................................................57
4.13     ERISA...................................................................................................57
4.14     Investment Company Act; Other Regulations...............................................................58
4.15     Subsidiaries............................................................................................58
4.16     Use of Proceeds.........................................................................................58
4.17     Environmental Matters...................................................................................58
4.18     Accuracy of Information, etc............................................................................59
4.19     Security Documents......................................................................................60
4.20     Solvency................................................................................................60
4.21     Licenses and Certifications.............................................................................60
4.22     Operating Agreements and Management Contracts...........................................................61
4.23     Hill-Burton Act.........................................................................................61
4.24     Compliance..............................................................................................61
4.25     Participation in Programs...............................................................................61
4.26     Investigations..........................................................................................62
4.27     Agreements with Residents; Residents' Records...........................................................62
4.28     Affect on Payments or Licenses..........................................................................63
4.29     HIPAA...................................................................................................63
4.30     Submissions.............................................................................................63
4.31     Fraud and Abuse.........................................................................................63
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SECTION 5.          CONDITIONS PRECEDENT.........................................................................64

5.1      Conditions to Initial Extension of Credit...............................................................64
5.2      Conditions to Each Extension of Credit..................................................................66

SECTION 6.          AFFIRMATIVE COVENANTS........................................................................67

6.1      Financial Statements....................................................................................67
6.2      Certificates; Other Information.........................................................................67
6.3      Payment of Obligations..................................................................................69
6.4      Maintenance of Existence; Compliance with Contractual Obligations.......................................69
6.5      Conduct of Business and Compliance with Law.............................................................69
6.6      Maintenance of Property; Insurance......................................................................70
6.7      Inspection of Property; Books and Records; Discussions..................................................70
6.8      Notices.................................................................................................70
6.9      Deficiency Notices......................................................................................72
6.10     Environmental Laws......................................................................................72
6.11     Additional Collateral, etc..............................................................................72
6.12     Further Assurances......................................................................................73
6.13     Resident Agreements.....................................................................................73
6.14     Census Report and Surveys...............................................................................73

SECTION 7.          NEGATIVE COVENANTS...........................................................................74

7.1      Financial Condition Covenants...........................................................................74
7.2      Limitation on Indebtedness..............................................................................75
7.3      Limitation on Liens.....................................................................................78
7.4      Limitation on Fundamental Changes.......................................................................80
7.5      Limitation on Disposition of Property...................................................................80
7.6      Limitation on Restricted Payments.......................................................................80
7.7      Limitation on Investments...............................................................................81
7.8      Limitation on Modifications of Certificate of Incorporation.............................................82
7.9      Limitation on Transactions with Affiliates..............................................................82
7.10     Limitation on Sales and Leasebacks......................................................................82
7.11     Limitation on Changes in Fiscal Periods.................................................................83
7.12     Limitation on Negative Pledge Clauses...................................................................83
7.13     Limitation on Restrictions on Subsidiary Distributions..................................................83
7.14     Limitation on Lines of Business.........................................................................83
7.15     Limitation on Hedge Agreements..........................................................................83
7.16     Licenses................................................................................................84
7.17     Limitation on Certain Agreements........................................................................84
7.18     Limitation on Foreign Subsidiaries......................................................................84
7.19     Subsidiary Dividends....................................................................................84

SECTION 8.          EVENTS OF DEFAULT............................................................................84


SECTION 9.          THE AGENTS...................................................................................88

9.1      Appointment.............................................................................................88
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9.2      Delegation of Duties....................................................................................88
9.3      Exculpatory Provisions..................................................................................88
9.4      Reliance by Agents......................................................................................89
9.5      Notice of Default.......................................................................................89
9.6      Non-Reliance on Agents and Other Lenders................................................................89
9.7      Indemnification.........................................................................................90
9.8      Agent in Its Individual Capacity........................................................................90
9.9      Successor Administrative Agent..........................................................................90
9.10     Authorization to Release Liens and Guarantees...........................................................91
9.11     The Joint Lead Arrangers; the Co-Arrangers; the Co-Syndication Agents; the Co-Documentation
         Agents..................................................................................................91

SECTION 10.         MISCELLANEOUS................................................................................91

10.1     Amendments and Waivers..................................................................................91
10.2     Notices.................................................................................................93
10.3     No Waiver; Cumulative Remedies..........................................................................96
10.4     Survival of Representations and Warranties..............................................................96
10.5     Payment of Expenses.....................................................................................96
10.6     Successors and Assigns; Participations and Assignments..................................................98
10.7     Adjustments; Set-off...................................................................................101
10.8     Counterparts...........................................................................................101
10.9     Severability...........................................................................................102
10.10    Integration............................................................................................102
10.11    GOVERNING LAW..........................................................................................102
10.12    Submission To Jurisdiction; Waivers....................................................................102
10.13    Acknowledgments........................................................................................103
10.14    Confidentiality........................................................................................103
10.15    Release of Collateral and Guarantee Obligations........................................................103
10.16    Accounting Changes.....................................................................................104
10.17    Delivery of Lender Addenda.............................................................................104
10.18    WAIVERS OF JURY TRIAL..................................................................................104
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SCHEDULES:

1.1A     Existing Letters of Credit
4.2      Material Events
4.6      Material Litigation
4.8      Real Property
4.10     Unpaid Taxes
4.15     Subsidiaries
4.19     UCC Filing Jurisdictions
7.2(d)   Existing Indebtedness and Liens
7.2(j)   Letters of Credit to be Replaced
7.7(e)   Existing Investments

EXHIBITS:

A        Form of Guarantee and Pledge Agreement
B        Form of Compliance Certificate
C        Form of Closing Certificate
D        Form of Assignment and Acceptance
E-1      Form of Legal Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
E-2      Form of Legal Opinion of T. Andrew Smith, General Counsel of the
           Loan Parties
F-1      Form of Revolving Credit Note
F-2      Form of Swing Line Note
G        Form of Exemption Certificate
H        Form of Lender Addendum
I        Form of Borrowing Notice
J-1      Form of LaSalle Letter of Credit Application
J-2      Form of LaSalle Master Letter of Credit Agreement


                                       -V-

         AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 15, 2006, among BROOKDALE SENIOR LIVING INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to this Agreement (the "Lenders"), LEHMAN BROTHERS INC. and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers and joint bookrunners (in such capacity, the "Joint Lead Arrangers"), GOLDMAN SACHS CREDIT PARTNERS L.P., LASALLE BANK NATIONAL ASSOCIATION and BANC OF AMERICA SECURITIES LLC, as co-arrangers (in such capacity, the "Co-Arrangers"), BANK OF AMERICA, N.A. and LASALLE BANK NATIONAL ASSOCIATION, as co-syndication agents (in such capacity, the "Co-Syndication Agents"), GOLDMAN SACHS CREDIT PARTNERS L.P. and CITICORP NORTH AMERICA, INC., as co-documentation agents (in such capacity, the "Co-Documentation Agents") and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:


         WHEREAS, pursuant to the Credit Agreement, dated as of February 10, 2006 (as amended, supplemented, or otherwise modified prior to the date hereof, the "Existing Credit Agreement"), among the Borrower, Lehman Commercial Paper Inc., as administrative agent, Lehman Brothers Inc., as lead arranger, Goldman Sachs Credit Partners L.P., LaSalle Bank National Association and Citigroup Global Markets Inc., as co-arrangers, LaSalle Bank National Association, as syndication agent, Goldman Sachs Credit Partners L.P. and Citicorp North America, Inc., as co-documentation agents, the lenders identified therein (the "Existing Lenders") and LaSalle Bank National Association, as issuing lender (in such capacity, the "Existing Issuing Lender"), the Existing Lenders and the Existing Issuing Lender have made available to the Borrower loans and other extensions of credit;


         WHEREAS, the Borrower has requested that the Existing Lenders and the Existing Issuing Lender agree to amend and restate the Existing Credit Agreement, to, among other things, restructure the commitments and extensions of credit made available thereunder, increase the amount of the Commitments, and make such other modifications as are set forth below and in the Loan Documents (as defined below), and the Existing Lenders and the Existing Issuing Lender are willing to agree to such amendment and restatement, in each case on the terms and subject to the conditions of this Agreement;


         NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree that, on the Closing Date, the Existing Credit Agreement will be amended and restated as follows:

                             SECTION 1. DEFINITIONS

         1.1 Defined Terms. As used in this Agreement, the terms listed in this
Section 1.1 shall have the respective meanings set forth in this Section 1.1.

         "Acquisition": the acquisition by the Borrower or any of its Subsidiaries of (a) title to or a leasehold estate in any Property located in the United States, or (b) all the Capital Stock of a Person organized under the laws of a State of the United States that owns title to or a leasehold interest in one or more Properties.

         "Administrative Agent": as defined in the preamble hereto.

         "Affiliate": as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

         "Agency": the Centers for Medicare and Medicaid Services, the Drug Enforcement Administration, the Environmental Protection Agency, any other local, state or federal licensing or regulatory authority (including any licensing or regulatory authority responsible for administering or dispensing Medicaid or Medicare payments or any other third party payor billing or payment policies, procedures, limitations or restrictions), or any other public or private agency, including without limitation, any public or private accreditation agency or organization.

         "Agents": the collective reference to the Co-Syndication Agents, the Administrative Agent and the Co-Documentation Agents.

         "Aggregate Exposure": with respect to any Lender at any time, an amount equal to the sum of (a) the aggregate amount of such Lender's Commitments then in effect, (b) if the Revolving Credit Commitments have been terminated, the amount of such Lender's Revolving Extensions of Credit then outstanding and (c) if the LaSalle L/C Commitments have been fully drawn or terminated, the amount of the LaSalle Letters of Credit then outstanding.

         "Aggregate Exposure Percentage": with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender's Aggregate Exposure at such time to the sum of the Aggregate Exposures of all Lenders at such time.

         "Agreement": this Amended and Restated Credit Agreement, as amended, supplemented or otherwise modified from time to time.

         "Applicable Margin": (i) for the LaSalle L/C Facility, a rate per annum equal to 1.50% and (ii) for the Revolving Credit Facility, a rate per annum equal to (x) 0.50%, with respect to Base Rate Loans (including Swing Line Loans) and (y) 1.50%, with respect to Eurodollar Loans.

         "Asset Sale": any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by clause
(a), (b), (c) or (d) of Section 7.5) which yields gross proceeds to the Borrower or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $250,000.

         "Assignment and Acceptance": as defined in Section 10.6(c).

         "Assignee": as defined in Section 10.6(c).

         "Assignor": as defined in Section 10.6(c).

         "Available LaSalle L/C Commitment": an amount equal to the excess, if any, of (a) the LaSalle L/C Commitment then in effect over (b) the LaSalle L/C Obligations then outstanding.

         "Available Revolving Credit Commitment": with respect to any Revolving Credit Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Revolving Credit Commitment then in effect over (b) such Lender's Revolving Extensions of Credit then outstanding; provided that, in calculating any Lender's Revolving Extensions of Credit for the purpose of determining such Lender's Available Revolving Credit Commitment pursuant to Section 2.7(a), the aggregate principal amount of Swing Line Loans then outstanding shall be deemed to be zero.

         "Bank of America": Bank of America, N.A., in its capacity as an Issuing Lender, and any Replacement Issuing Lender appointed in accordance with Section 3A.12.

         "Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the prime lending rate as set forth on the British Banking Association Telerate Page 5 (or such other comparable publicly available page as may, in the reasonable opinion of the Administrative Agent after written notice to the Borrower, replace such page for the purpose of displaying such rate if such rate no longer appears on the British Bankers Association Telerate page 5), as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "Base Rate Loans": Loans for which the applicable rate of interest is based upon the Base Rate.

         "Benefitted Lender": as defined in Section 10.7.

         "BLCI": Brookdale Living Communities, Inc.

         "BoA Cash Collateral": any cash deposited as collateral for the BoA Letters of Credit pursuant to Section 3A.7.

         "BoA Fee Letter": the Fee Letter, dated as of November 15, 2006, between Bank of America and the Borrower.

         "BoA L/C Advance": with respect to each Revolving Credit Lender, such Lender's funding of its participation in any BoA L/C Borrowing in accordance with its Revolving Credit Percentage.

         "BoA L/C Borrowing": an extension of credit resulting from a drawing under any BoA Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Loan.

         "BoA L/C Commitment": as to Bank of America, the obligation of Bank of America to issue BoA Letters of Credit in an aggregate face amount at any time outstanding not to exceed the amount set forth under the heading "L/C Commitment" opposite Bank of America's name on Schedule 1 to the Lender Addendum delivered by Bank of America, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the BoA L/C Commitment is $70,000,000.

         "BoA L/C Credit Extension": with respect to any BoA Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

         "BoA L/C Facility": as defined in the definition of "Facility" in this
Section 1.1.

         "BoA L/C Obligations": as at any date of determination, the aggregate amount available to be drawn under all outstanding BoA Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all BoA L/C Borrowings. For purposes of computing the amount available to be drawn under any BoA Letter of Credit, the amount of such BoA Letter of Credit shall be determined in accordance with Section 1.3. For all purposes of this Agreement, if on any date of determination a BoA Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP (after giving effect to any related agreement of the parties set forth in such BoA Letter of Credit), such BoA Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

         "BoA Letter of Credit": as defined in Section 3A.1.

         "BoA Letter of Credit Application": as defined in Section 3A.2.

         "BoA Outstanding Amount": with respect to any BoA L/C Obligations on any date, the amount of such BoA L/C Obligations on such date after giving effect to any BoA L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the BoA L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts.

         "Board": the Board of Governors of the Federal Reserve System of the United States (or any successor).

         "Borrower": as defined in the preamble hereto.

         "Borrowing Date": any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.

         "Borrowing Notice": with respect to any request for borrowing of Loans hereunder, a notice from the Borrower, substantially in the form of, and containing the information prescribed by, Exhibit I, delivered to the Administrative Agent.

         "Brookdale Facility Group": the collective reference to Brookdale Living Communities, Inc., Alterra Healthcare Corporation, Fortress CCRC Acquisition, LLC and FIT REN LLC.

         "Business Day": (a) for all purposes other than as covered by clause
(b) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (a) and which is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

         "Capital Expenditures": for any period, with respect to any Person, the aggregate of all expenditures by such Person for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment or property (including replacements, capitalized repairs and improvements during such period) which are required to be capitalized under GAAP on a balance sheet of such Person.

         "Capital Expenditure Reserve": as at any date of determination, the product of (a) $350 per Senior Living Unit per annum, and (b) the number of Senior Living Units owned by the Borrower and its Subsidiaries during such period measured at the end of the most recent calendar quarter ending prior to such date of determination.

         "Capital Lease Obligations": with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP; and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

         "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

         "Capitalized Loan Fees": with respect to the Borrower and its Subsidiaries, and with respect to any period, (a) any up-front, closing or similar fees paid by such Person in connection with the incurrence or refinancing of Indebtedness during such period and (b) all other costs incurred in connection with the incurrence or refinancing of Indebtedness during such period, including, without limitation, appraisal fees paid to lenders, costs and expenses incurred in connection with Hedge Agreements, engineering reports, phase I environmental report and other report review fees paid to lenders and legal fees, in each of the foregoing cases, that are capitalized on the balance sheet of such Person in accordance with GAAP and amortized over the term of such Indebtedness.

         "Cash Equivalents": (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-2 by Standard & Poor's Ratings Services ("S&P") or P-2 by Moody's Investors Service, Inc. ("Moody's"), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; and (g) shares of money market mutual or similar funds which invest in assets substantially all of which satisfy the requirements of clauses (a) through (f) of this definition.

         "Change of Control": the occurrence of any of the following events: (a) the Permitted Investors shall cease to have the power to vote or direct the voting of securities having a majority of the ordinary voting power for the election of directors of the Borrower (determined on a fully diluted basis); (b) the Permitted Investors shall cease to own of record and beneficially an amount of common stock of the Borrower equal to at least 40% of the amount of common stock of the Borrower; (c) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding the Permitted Investors, shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange
Act) directly or indirectly, of more than 33?% of the outstanding common stock of the Borrower; or (d) the board of directors of the Borrower shall cease to consist of a majority of Continuing Directors.

         "Closing Date": the date on which the conditions precedent set forth in
Section 5.1 shall have been satisfied.

         "Co-Arrangers": as defined in the preamble hereto.

         "Co-Documentation Agents": as defined in the preamble hereto.

         "Co-Syndication Agents": as defined in the preamble hereto.

         "Code": the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral": all Property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

         "Commitment": with respect to any Lender, each of the Revolving Credit Commitment and the L/C Commitment of such Lender.

         "Commonly Controlled Entity": an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under Section 414 of the Code.

         "Compliance Certificate": a certificate duly executed by a Responsible Officer, substantially in the form of Exhibit B.

         "Consolidated Adjusted Debt": at any date, the sum of (a) Funded Debt of the Borrower and its Subsidiaries on such date, determined on a consolidated basis in accordance with GAAP plus (b) the product of Consolidated Lease Expense for the period of four consecutive fiscal quarters most recently ended on or prior to such date multiplied by eight.

         "Consolidated Adjusted Leverage Ratio": as at the last day of any period of four consecutive fiscal quarters of the Borrower, the ratio of (a) Consolidated Adjusted Debt on such day to (b) Consolidated EBITDAR of the Borrower and its Subsidiaries for such period provided;

          (i) the Consolidated EBITDAR of any Person acquired by the Borrower or its Subsidiaries during the last quarter of such four quarter period shall be included on a pro forma basis (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such quarter) determined on an annualized basis based on the most recent fiscal quarter of such Person for which financial statements are available if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for the period, in each case, to the extent available, in respect of which Consolidated EBITDAR is to be calculated (x) have been previously provided to the Administrative Agent and the Lenders and (y) either (1) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (2) have been found reasonably acceptable by the Administrative Agent, provided that, the Consolidated EBITDAR of any Person acquired by the Borrower and its Subsidiaries which is included on a pro forma basis pursuant to this clause (i) shall be calculated in such a manner to give effect to operating expense reductions or increases or similar anticipated benefits or increases relating to employee benefits, food and related supplies, insurance and general administrative expenses, in each case, from such acquisition to the extent (A)(1) directly attributable to such acquisition and (2) reasonably expected by the Borrower to have a continuing impact on the Borrower and its Subsidiaries and (B) that such adjustments and the basis therefor are set forth in reasonable detail in a certificate of a Responsible Officer of the Borrower reasonably satisfactory to the Administrative Agent and dated the relevant date of determination which certifies that the Borrower reasonably anticipates such expense reductions, increases or other benefits will be realized, or all necessary steps for the realization thereof taken, within 12 months following such date;

          (ii) the Consolidated EBITDAR of any Person acquired during the first, second or third quarters of such four quarter period shall be deemed to be equal to Consolidated EBITDAR of such Person for the number of fiscal quarters elapsed since the date of acquisition (after giving effect to any pro forma adjustment made pursuant to clause (i) above) multiplied by 4, 2 and 4/3, respectively; and

          (iii) the Consolidated EBITDAR of any Person Disposed of by the Borrower or its Subsidiaries during such four quarter period shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period).

         "Consolidated EBITDA": of any Person for any period, Consolidated Net Income of such Person and its Subsidiaries for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense of such Person and its Subsidiaries, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness whether paid, accrued or capitalized and including, without limitation, the interest component of Capital Lease Obligations, (c) depreciation and amortization expense, (d) net entrance fees received, (e) non-cash compensation expense, (f) amortization of intangibles (including, but not limited to, goodwill) and organization costs,
(g) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business) and (h) any other non-cash charges, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income (except to the extent deducted in determining such Consolidated Net Income), (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business), (c) any other non-cash income and (d) any cash payments made during such period in respect of items described in clause (e) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income, all as determined on a consolidated basis.

         "Consolidated EBITDAR": for any period, Consolidated EBITDA of the Borrower and its Subsidiaries for such period plus Consolidated Lease Expense of the Borrower and its Subsidiaries for such period.

         "Consolidated Fixed Charge Coverage Ratio": for any period, the ratio of (a) Consolidated EBITDAR of the Borrower and its Subsidiaries for such period minus the

     Capital Expenditure Reserve as of the last day of such period to (b) Consolidated Fixed Charges for such period plus Consolidated Lease Expense for such period provided:

                  (i) the Consolidated EBITDA of any Person acquired by the Borrower or its Subsidiaries during the last quarter of such four quarter period shall be included on a pro forma basis (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such quarter) determined on an annualized basis based on the most recent fiscal quarter of such Person for which financial statements are available if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for the period, in each case, to the extent available, in respect of which Consolidated EBITDA is to be calculated (x) have been previously provided to the Administrative Agent and the Lenders and (y) either (1) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (2) have been found reasonably acceptable by the Administrative Agent, provided that, the Consolidated EBITDA of any Person acquired by the Borrower and its Subsidiaries which is included on a pro forma basis pursuant to this clause (i) shall be calculated in such a manner to give effect to operating expense reductions or increases or similar anticipated benefits or increases relating to employee benefits, food and related supplies, insurance and general administrative expenses, in each case, from such acquisition to the extent (A)(1) directly attributable to such acquisition and (2) reasonably expected by the Borrower to have a continuing impact on the Borrower and its Subsidiaries and (B) that such adjustments and the basis therefor are set forth in reasonable detail in a certificate of a Responsible Officer of the Borrower reasonably satisfactory to the Administrative Agent and dated the relevant date of determination which certifies that the Borrower reasonably anticipates such expense reductions, increases or other benefits will be realized, or all necessary steps for the realization thereof taken, within 12 months following such date;


                  (ii) the Consolidated EBITDA of any Person acquired during the first, second or third quarters of such four quarter period shall be deemed to be equal to Consolidated EBITDA of such Person for the number of fiscal quarters elapsed since the date of acquisition (after giving effect to any pro forma adjustment made pursuant to clause (i) above) multiplied by 4, 2 and 4/3, respectively; and

                  (iii) the Consolidated EBITDA of any Person Disposed of by the Borrower or its Subsidiaries during such period shall be excluded for such four quarter period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period).

         "Consolidated Fixed Charges": for any period, the sum (without duplication) of (a) Consolidated Interest Expense of the Borrower and its Subsidiaries for such period, (b) cash income taxes actually paid by the Borrower or any of its Subsidiaries on a consolidated basis during such period,
(c) scheduled payments made during such period on account of principal of Indebtedness of the Borrower or any of its Subsidiaries, (d) dividends accrued (whether or not declared or payable) on the preferred stock of the Borrower and its Subsidiaries during such period and (e) the Borrower's and its Subsidiaries' pro rata share of all expenses and payments referred to in the preceding clauses
(a) and (b) of any unconsolidated Person in which they have an equity interest.

         "Consolidated Interest Expense": of any Person for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of such Person and its Subsidiaries for such period with respect to all outstanding Indebtedness of such Person and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed by such Person with respect to letters of credit and bankers' acceptance financing and net costs of such Person under Hedge Agreements (but only to the extent included in interest expense in such Person's financial statement and to the extent actually paid) in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP).

         "Consolidated Lease Expense": for any period, the aggregate amount of fixed and contingent rentals payable by the Borrower and its Subsidiaries for such period with respect to leases of real and personal property, determined on a consolidated basis in accordance with GAAP, provided that payments in respect of Capital Lease Obligations shall not constitute Consolidated Lease Expense.

         "Consolidated Leverage Ratio": as at the last day of any period of four consecutive fiscal quarters of the Borrower, the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA of the Borrower and its Subsidiaries for such period provided:

              (i) the Consolidated EBITDA of any Person acquired by the Borrower or its Subsidiaries during the last quarter of such four quarter period shall be included on a pro forma basis (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such quarter) determined on an annualized basis based on the most recent fiscal quarter of such Person for which financial statements are available if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for the period, in each case, to the extent available, in respect of which Consolidated EBITDA is to be calculated (x) have been previously provided to the Administrative Agent and the Lenders and (y) either (1) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (2) have been found reasonably acceptable by the Administrative Agent, provided that, the Consolidated EBITDA of any Person acquired by the Borrower and its Subsidiaries which is included on a pro forma basis pursuant to this clause (i) shall be calculated in such a manner to give effect to operating expense reductions or increases or similar anticipated benefits or increases relating to employee benefits, food and related supplies, insurance and general administrative expenses, in each case, from such acquisition to the extent (A)(1) directly attributable to such acquisition and (2) reasonably expected by the Borrower to have a continuing impact on the Borrower and its Subsidiaries and (B) that such adjustments and the basis therefor are set forth in reasonable detail in a certificate of a Responsible Officer of the Borrower reasonably satisfactory to the Administrative Agent and dated the relevant date of determination which certifies that the Borrower reasonably anticipates such expense reductions, increases or other benefits will be realized, or all necessary steps for the realization thereof taken, within 12 months following such date;

              (ii) the Consolidated EBITDA of any Person acquired during the first, second or third quarters of such four quarter period shall be deemed to be equal to Consolidated EBITDA of such Person for the number of fiscal quarters elapsed since the date of acquisition (after giving effect to any pro forma adjustment made pursuant to clause (i) above) multiplied by 4, 2 and 4/3, respectively; and

              (iii) the Consolidated EBITDA of any Person Disposed of by the Borrower or its Subsidiaries during such four quarter period shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period).

         "Consolidated Net Income": of any Person for any period, the consolidated net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided, that in calculating Consolidated Net Income of the Borrower and its consolidated Subsidiaries for any period, there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries,
(b) the income (or deficit) of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

         "Consolidated Total Debt": at any date, without duplication, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP.

         "Construction Indebtedness": Indebtedness incurred by any Subsidiary of the Borrower with respect to the construction of senior living units in Villages, Florida, Lakeway, Texas, and Belmont, Massachusetts pursuant to
Section 7.2(g); provided that, the loan-to-value ratio for the aggregate amount of such Indebtedness shall be no greater than 75%.

         "Continuing Directors": the directors of the Borrower on the Closing Date, and each other director of the Borrower, if, in each case, such other director's nomination for election to the board of directors of the Borrower is recommended by at least 66?% of the then Continuing Directors or such other director receives the vote of the Permitted Investors in his or her election by the shareholders of the Borrower.

         "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

         "Control Investment Affiliate": as to any Person, any other Person that
(a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

         "Debtor Relief Laws": the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         "Default": any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

         "Defaulting Lender": any Revolving Credit Lender that (a) has failed to fund any portion of the participations in the BoA L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or becomes the subject of a bankruptcy or insolvency proceeding.

         "Deficiency Notices": all notices and other written communications from any Agency or Governmental Authority which licenses, regulates, certifies, accredits or evaluates the Borrower and its Subsidiaries, the Living Facilities or the operation of the Living Facilities by the Borrower and its Subsidiaries alleging that the Borrower or any of its Subsidiaries, any of the Living Facilities or the operation of the Living Facilities by the Borrower or any of its Subsidiaries in whole or in part fails to comply or, if corrective action is not taken, shall fail to comply with, any or all of the Agency's or Governmental Authority's requirements for and conditions of licensing, regulation, certification or accreditation by or participation in programs of the Agency or Governmental Authority or otherwise relating to the continuous operation of all or any portion of the Living Facilities or the programs of the Borrower and its Subsidiaries or the eligibility or entitlement of the Borrower and its Subsidiaries to receive reimbursement from any Agency or Governmental Authority.

         "Depreciation and Amortization Expense": for any period, without duplication, the sum for such period of (i) total depreciation and amortization expense, whether paid or accrued, of the Borrower and its Subsidiaries during such period, plus (ii) the Borrower's and its Subsidiaries' pro rata share of depreciation and amortization expenses of Unconsolidated Joint Ventures for such period. For purposes of this definition, the Borrower's and its Subsidiaries' pro rata share of depreciation and amortization expense of any Unconsolidated Joint Venture shall be deemed equal to the product of (i) the depreciation and amortization expense of such Unconsolidated Joint Venture, multiplied by (ii) the percentage of the total outstanding Capital Stock of such Unconsolidated Joint Venture held by the Borrower or such Subsidiary, expressed as a decimal.

         "Derivatives Counterparty": as defined in Section 7.6.

         "Disposition": with respect to any Property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof; and the terms "Dispose" and "Disposed of" shall have correlative meanings.

         "Disqualified Stock": any capital stock, warrants, options or other rights to acquire capital stock (but excluding any debt security which is convertible, or exchangeable, for capital stock), which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable prior to the Revolving Credit Termination Date, pursuant to a sinking fund obligation or otherwise, or is or may be redeemable at the option of the holder thereof, in whole or in part, prior to the Revolving Credit Termination Date.

         "Dollars" and "$": dollars in lawful currency of the United States of America.

         "Domestic Subsidiary": any Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States of America.

         "Environmental Laws": any and all laws, rules, orders, regulations, statutes, ordinances, guidelines, codes, decrees, agreements or other legally enforceable requirements (including, without limitation, common law) of any international authority, foreign government, the United States, or any state, local, municipal or other governmental authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety, as has been, is now, or may at any time hereafter be, in effect.

         "Environmental Permits": any and all permits, licenses, approvals, registrations, notifications, exemptions and other authorizations required under any Environmental Law.

         "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Eurocurrency Reserve Requirements": for any day, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

         "Eurodollar Base Rate": with respect to each day during each Interest Period, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the "Eurodollar Base Rate" for purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be reasonably selected by the Administrative Agent.

         "Eurodollar Loans": Loans for which the applicable rate of interest is based upon the Eurodollar Rate.

         "Eurodollar Rate": with respect to each day during each Interest Period, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                              Eurodollar Base Rate
            -------------------------------------------------------

                    1.00 - Eurocurrency Reserve Requirements

         "Eurodollar Tranche": the collective reference to Eurodollar Loans under a particular Facility the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

         "Event of Default": any of the events specified in Section 8, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

         "Excluded Taxes": as defined in Section 2.18(a).

         "Existing Credit Agreement": as defined in the recitals hereto.

         "Existing Lenders": as defined in the recitals hereto.

         "Existing Issuing Lender": as defined in the recitals hereto.

         "Existing Letters of Credit": the letters of credit described in
Schedule 1.1A.

         "Existing Revolving Credit Loans": revolving credit loans made by the Existing Lenders to the Borrower pursuant to the Existing Credit Agreement.

         "Extension of Credit": with respect to any Lender, a Loan made, or issuance of a Letter of Credit, under the Commitments of such Lender.

         "Facility": each of (a) the Revolving Credit Commitments and the Revolving Credit Loans made thereunder (the "Revolving Credit Facility"), (b) the LaSalle L/C Commitment and the LaSalle Letters of Credit issued thereunder (the "LaSalle L/C Facility") and (c) the BoA L/C Commitment and the BoA Letters of Credit issued thereunder (the "BoA L/C Facility").

         "Federal Funds Effective Rate": for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

         "Final Maturity Date": as defined in Section 2.6.

         "Foreign Subsidiary": any Subsidiary of the Borrower that is not a Domestic Subsidiary.

         "Fortress CCRC Portfolio": Fortress CCRC Acquisition LLC.

         "FQ1", "FQ2", "FQ3", and "FQ4": when used with a numerical year designation, means the first, second, third or fourth fiscal quarters, respectively, of such fiscal year of the Borrower (e.g., FQ4 2007 means the fourth fiscal quarter of the Borrower's 2007 fiscal year, which ends December 31, 2007).

         "Funded Debt": with respect to any Person, all Indebtedness of such Person of the types described in clauses (a) through (e) of the definition of "Indebtedness" in this Section 1.1.

         "Funding Office": the office specified from time to time by the Administrative Agent as its funding office by written notice to the Borrower and the Lenders.

         "GAAP": generally accepted accounting principles in the United States of America as in effect from time to time.

         "Governmental Authority": any nation or government, any federal, state, local or other political subdivisions thereof, any agency, authority, instrumentality, intermediary, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory, reimbursement or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

         "Guarantee and Pledge Agreement": the Amended and Restated Guarantee and Pledge Agreement to be executed and delivered by the Borrower and each Subsidiary Guarantor, substantially in the form of Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

         "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation, including a reimbursement, counterindemnity or similar obligation, of the guaranteeing person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

         "Hedge Agreements": all interest rate or currency swaps, caps or collar agreements, foreign exchange agreements, commodity contracts or similar arrangements entered into by the Borrower or its Subsidiaries providing for protection against fluctuations in interest rates, currency exchange rates, commodity prices or the exchange of nominal interest obligations, either generally or under specific contingencies.

         "HIPAA": the Heath Insurance Portability and Accountability Act of 1996, as amended, and the rules and regulations promulgated thereunder.


         "Indebtedness": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services (other than trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit, surety bond or similar facilities,
(g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person,
(h) all Guarantee Obligations of
such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation and (j) for the purposes of Section 8(e) only, all obligations of such Person in respect of Hedge Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor. For the avoidance of doubt, "Indebtedness" shall not include any guarantee by the Borrower or any of its Subsidiaries of obligations under, or relating to, any operating lease.

         "Indemnified Liabilities": as defined in Section 10.5.

         "Indemnitee": as defined in Section 10.5.

         "Initial Maturity Date": as defined in Section 2.6.

         "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

         "Insolvent": pertaining to a condition of Insolvency.

         "Intangible Assets": assets that are considered intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents and Capitalized Loan Fees.

         "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

         "Interest Payment Date": (a) as to any Base Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or shorter, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Loan (other than any Revolving Credit Loan that is a Base Rate Loan and any Swing Line Loan), the date of any repayment or prepayment made in respect thereof.

         "Interest Period": as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not later than 1:00 p.m., New York City time, on the date that is three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

         (1) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day; and

         (2) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period.

         "Investments": as defined in Section 7.7.

         "ISP": with respect to any BoA Letter of Credit, the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

         "Issuer Documents": with respect to any BoA Letter of Credit, the BoA Letter of Credit Application, and any other document, agreement and instrument entered into by Bank of America and the Borrower or in favor of Bank of America and relating to such BoA Letter of Credit.

                  "Issuing Lenders":  LaSalle and Bank of America.

         "Joint Lead Arrangers": as defined in the preamble hereto.

         "Joint Venture": a joint venture, partnership, limited liability company, business trust or similar arrangement, whether in corporate, partnership, limited liability company or other legal form, in each case, which is not directly or indirectly wholly-owned by the Borrower.

         "L/C Commitment": the collective reference to the LaSalle L/C Commitment and the BoA L/C Commitment.

         "L/C Facilities": the collective reference to the LaSalle L/C Facility and the BoA L/C Facility.

         "L/C Fee Payment Date": (x) with respect to the LaSalle L/C Facility,
(i) the last day of each March, June, September and December during the LaSalle L/C Commitment Period and the last day of the LaSalle L/C Commitment Period and
(ii) if any LaSalle Letter of Credit has been cash collateralized in accordance with Section 3.1, each date after the last day of the

LaSalle L/C Commitment Period specified by LaSalle to the Borrower, and (y) with respect to the BoA L/C Facility, (i) the last day of each March, June, September and December during the Revolving Credit Commitment Period and the last day of the Revolving Credit Commitment Period and (ii) if any BoA Letter of Credit has been cash collateralized in accordance with Section 3A.1(b)(iii), each date after the last day of the Revolving Credit Commitment Period specified by Bank of America to the Borrower.

         "L/C Obligations": the collective reference to the LaSalle L/C Obligations and the BoA L/C Obligations.

         "LaSalle": LaSalle Bank National Association, in its capacity as an Issuing Lender.

         "LaSalle L/C Collateral Account": as defined in Section 3.1.

         "LaSalle L/C Commitment": as to LaSalle, the obligation of LaSalle to issue LaSalle Letters of Credit in an aggregate face amount at any time outstanding not to exceed the amount set forth under the heading "L/C Commitment" opposite LaSalle's name on Schedule 1 to the Lender Addendum delivered by LaSalle, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the LaSalle L/C Commitment is $80,000,000.

         "LaSalle L/C Commitment Period": the period from and including the Closing Date to the LaSalle L/C Termination Date.

         "LaSalle L/C Facility": as defined in the definition of "Facility" in this Section 1.1.

         "LaSalle L/C Obligations": at any time, an amount equal to the sum of
(a) the aggregate then undrawn and unexpired amount of the then outstanding LaSalle Letters of Credit and (b) the aggregate amount of drawings under LaSalle Letters of Credit that have not then been reimbursed pursuant to Section 3.4.

         "LaSalle L/C Termination Date": November 15, 2008, or if such date is extended pursuant to Section 2.6, May 15, 2009.

         "LaSalle Letter of Credit Application": an application requesting LaSalle to issue a Letter of Credit (including LaSalle's form of Master Letter of Credit Agreement), each substantially in the form of Exhibit J-1 and J-2, respectively.

         "LaSalle Letters of Credit": as defined in Section 3.1.

         "Lehman Entity": any of Lehman Commercial Paper Inc. or any of its affiliates.

         "Lender Addendum": with respect to any initial Lender, a Lender Addendum, substantially in the form of Exhibit H, to be executed and delivered by such Lender on the Closing Date as provided in Section 10.17.

         "Lenders": as defined in the preamble hereto and includes, as applicable to the context, the Revolving Credit Lenders, the Issuing Lenders and the Swing Line Lender.

         "Letters of Credit": the collective reference to the LaSalle Letters of Credit and the BoA Letters of Credit.

         "Licenses": any and all certificates of need, licenses, operating permits, provider agreements, franchises, and other licenses, authorizations, certifications, permits, or approvals, other than construction permits, issued or required by, or on behalf of, any Governmental Authority now existing or at any time hereafter issued, with respect to the establishment, acquisition, construction, renovation, expansion, leasing, ownership, use, occupancy and/or operation of the Living Facilities, accreditation of the Living Facilities, any and all operating licenses issued by any Governmental Authority, any and all pharmaceutical licenses and other licenses related to the purchase, dispensing, storage, prescription or use of drugs, medications, and other "controlled substances," and any and all licenses relating to the operation of food or beverage facilities or amenities, if any.

         "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

         "Living Facilities": collectively, the assisted living facilities, independent living facilities, skilled nursing facilities and continuing care retirement communities owned, leased or operated by the Borrower and its Subsidiaries.

         "Loan": any Revolving Credit Loan or Swing Line Loan made by any Lender pursuant to this Agreement.

         "Loan Documents": this Agreement, the Security Documents, the LaSalle Letter of Credit Applications, the BoA Letter of Credit Applications and the Notes.

         "Loan Parties": the Borrower and each Subsidiary Guarantor.

         "Majority Revolving Credit Lenders": the holders of more than 50% of the aggregate unpaid principal amount of the Total Revolving Extensions of Credit (or, prior to any termination of the Revolving Credit Commitments, the holders of more than 50% of the Total Revolving Credit Commitments), provided that, solely for the purposes of Section 3A, the term "Majority Revolving Credit Lenders" shall exclude the amount held (or deemed held) by any Defaulting Lender.

         "Managed Care Plans": any health maintenance organization, preferred provider organization, individual practice association, competitive medical plan, referral service or similar arrangement, entity, organization, or Person.

         "Management Agreement": any management agreement effective as of the date hereof or hereafter entered into by the Borrower or any of its Subsidiaries concerning the management and operation of any Living Facility.

         "Material Adverse Effect": a material adverse effect on (a) the business, assets, property, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Agents or the Lenders hereunder or thereunder.

         "Material Environmental Amount": an amount or amounts payable by the Borrower and/or any of its Subsidiaries, in the aggregate in excess of $1,000,000, for: costs to comply with any Environmental Law; costs of any investigation, and any remediation, of any Material of Environmental Concern; and compensatory damages (including, without limitation damages to natural resources), punitive damages, fines, and penalties pursuant to any Environmental Law.

         "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products (virgin or unused), polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other materials, substances or forces of any kind, whether or not any such material, substance or force is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could reasonably be expected to give rise to liability under any Environmental Law.

         "Medicaid": Title XIX of the Social Security Act, which was enacted in 1965 to provide a cooperative federal-state program for low income and medically indigent persons, which is partially funded by the federal government and administered by the states.

         "Medicare": Title XVIII of the Social Security Act, which was enacted in 1965 to provide a federally funded and administered health program for the aged and certain disabled persons.

         "Minority Interests": that portion of "minority interests" as set forth in the Borrower's financial statements which is attributable to the ownership interest in the Borrower of Persons other than the Permitted Investors.

         "Multiemployer Plan": a Plan that is a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

         "Net Cash Proceeds": (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), (b) in connection with any issuance or sale of equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith and (c) in connection with any Purchase Price Refund, the cash amount thereof, net of any expenses incurred in the collection thereof.

         "Non-Excluded Taxes": as defined in Section 2.18(a).

         "Non-Recourse Subsidiary Borrower": any Subsidiary of the Borrower which is the borrower of any Indebtedness permitted by Sections 7.2(f), (g), (h) and (i); provided that, such borrower shall be a special purpose entity whose only assets are the assets securing such Indebtedness.

         "Non-U.S. Lender": as defined in Section 2.18(d).

         "Note": any promissory note evidencing any Loan.

         "Obligations": the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, the Reimbursement Obligations and all other obligations and liabilities of the Borrower to the Administrative Agent or to any Lender or any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Hedge Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise; provided, that (i) obligations of the Borrower or any Subsidiary under any Specified Hedge Agreement shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (ii) any release of Collateral or Subsidiary Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Specified Hedge Agreements.

         "Operating Agreements and Management Contracts": any and all contracts and agreements in effect as of the date hereof or at any time hereafter entered into by the Borrower and its Subsidiaries with respect to the establishment, acquisition, construction, renovation, expansion, ownership, operation, maintenance, use or management of the Living Facilities or otherwise concerning the operations and business of the Living Facilities, including, without limitation, any Management Agreement, any and all provider agreements, service and maintenance contracts, any employment contracts, any and all management and operating agreements, any and all consulting agreements, laboratory servicing agreements, pharmaceutical contracts, physician, other clinician or other professional services or provider contracts, therapy service contracts, food and beverage service contracts, and other contracts for the operation and maintenance of, or provision of services to or by, the Living Facilities.

         "Other Taxes": any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document (excluding, in each case, amounts imposed on an assignment, a grant of a participation or other transfer of an interest in any Loan or Loan Document), except pursuant to
Section 2.21.

         "Participant": as defined in Section 10.6(b).

         "Payment Office": the office specified from time to time by the Administrative Agent as its payment office by written notice to the Borrower and the Lenders.

         "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

         "Permitted Investors": the collective reference to Fortress Investment Holdings LLC and its Control Investment Affiliates, provided that, the definition of "Permitted Investors" shall not include any Control Investment Affiliate whose primary purpose is the operation of an on-going business (excluding any business whose primary purpose is the investment of capital or assets).

         "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "Plan": at a particular time, any employee benefit plan that is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Pledged Stock": as defined in the Guarantee and Pledge Agreement.

         "Prime Rate": as defined in the definition of "Base Rate" in this
Section 1.1.

         "Pro Forma Balance Sheet": as defined in Section 4.1(a).

         "Pro Forma Compliance": on any date of determination, with respect to any event, compliance by the Borrower and its Subsidiaries with the financial covenants set forth in Section 7.1 assuming that such event had occurred on the first day of the four consecutive quarter period for which financial statements are available, provided that, in the case of any event occurring before March 31, 2006, such Pro Forma Compliance shall be determined based on the most recently completed four consecutive quarter period of the Borrower for which financial statements are available assuming that the financial covenants set forth in Section 7.1 were in effect on December 31, 2005.

         "Projections": as defined in Section 6.2(c).

         "Property": any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.

         "Prudential Portfolio": FIT REN LLC.

         "Purchase Price Refund": any amount received by the Borrower or any Subsidiary as a result of a purchase price adjustment or similar event in connection with any acquisition of Property by the Borrower or any Subsidiary.

         "Qualified Counterparty": with respect to any Specified Hedge Agreement, any counterparty thereto that, at the time such Specified Hedge Agreement was entered into, was a Lender or an affiliate of a Lender.

         "Recourse Indebtedness": any Indebtedness, to the extent that recourse of the applicable lender for non-payment is not limited to such lender's Liens on a particular asset or group of assets (except to the extent the Property on which such lender has a Lien and to which its recourse for non-payment is limited constitutes cash or Cash Equivalents, to which extent such Indebtedness shall be deemed to be Recourse Indebtedness); provided that, personal recourse of any Person for any such Indebtedness for fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities, prohibited transfers, violation of single purpose entity covenants, and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate guaranty or indemnification agreements in non-recourse financing of real estate shall not, by itself, cause such Indebtedness to be characterized as Recourse Indebtedness.

         "Recovery Event": the receipt of any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Borrower or any of its Subsidiaries.

         "Register": as defined in Section 10.6(d).

         "Regulation U": Regulation U of the Board as in effect from time to time.

         "Reimbursement Obligation": collectively, (i) the obligation of the Borrower to reimburse LaSalle pursuant to Section 3.4 for amounts drawn under LaSalle Letters of Credit issued by LaSalle and (ii) the Unreimbursed Amount.

         "Reinvestment Deferred Amount": with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Borrower or any of its Subsidiaries in connection therewith that are not applied on the date of receipt thereof to prepay the Revolving Credit Loans pursuant to Section 2.10(b) as a result of the delivery of a Reinvestment Notice.

         "Reinvestment Event": any Asset Sale, Purchase Price Refund or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

         "Reinvestment Notice": a written notice executed by a Responsible Officer stating that no Default or Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale, Purchase Price Refund or Recovery Event to acquire or repair assets useful in its business.

         "Reinvestment Prepayment Amount": with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire or repair assets useful in the Borrower's business.

         "Reinvestment Prepayment Date": with respect to any Reinvestment Event, the earliest of (a) the date occurring six months after such Reinvestment Event, provided that, such date shall be extended, if (x) following any Asset Sale or Purchase Price Refund, the Borrower or any of its Subsidiaries shall have entered into a definitive agreement to acquire assets useful in the Borrower's or its Subsidiaries' business prior to, or within six months after, such Asset Sale or Purchase Price Refund, to the date which is nine months after such Reinvestment Event or (y) in the case of a Recovery Event, to the date which is nine months after such Recovery Event, so long as the Administrative Agent is reasonably satisfied that the Borrower is diligently pursuing such repair and
(b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire or repair assets useful in the Borrower's business with all or any portion of the relevant Reinvestment Deferred Amount.

         "Related Fund": with respect to any Lender, any fund that (x) invests in commercial loans and (y) is managed or advised by the same investment advisor as such Lender, by such Lender or an affiliate of such Lender.

         "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

         "Replacement Issuing Lender": as defined in Section 3A.12.

         "Reportable Event": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. ss. 4043.

         "Required Lenders": at any time, the holders of more than 50% of (a) until any of the Revolving Credit Commitments or the LaSalle L/C Commitment have been terminated, the sum of (x) the Revolving Credit Commitments then in effect and (y) the LaSalle L/C Commitment then in effect, and (b) thereafter, the sum of (i) the Revolving Credit Commitments then in effect (or, if the Revolving Credit Commitments have been terminated, the aggregate principal amount of all Revolving Credit Loans then outstanding), and (ii) the LaSalle L/C Commitment then in effect (or, if the LaSalle L/C Commitment has been terminated, the aggregate amount of the LaSalle L/C Obligations at such time).

         "Requirements of Law": (a) as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject and (b) as to any Living Facility, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions or agreements, in each case, pertaining to or concerned with the establishment, construction, ownership, operation, use or occupancy of such Living Facility or any part thereof as a skilled nursing facility, assisted living facility, independent living facility, continuing care retirement community or other health care facility and all permits, licenses and authorizations and regulations relating thereto, including all rules, orders, regulations and decrees of and agreements with each Governmental Authority as pertaining to such Living Facility.

         "Resident Agreements": any and all contracts and agreements executed by, or on behalf of, any resident or other Person seeking residency or occupancy in a Living Facility and related services from the Living Facility, and/or Borrower and/or any of Borrower's Subsidiaries.

         "Responsible Officer": the chief executive officer, president or chief financial officer of the Borrower, but in any event, with respect to financial matters, the chief financial officer of the Borrower, provided that, solely for the purpose of requesting a BoA Letter of Credit pursuant to Section 3A.2, "Responsible Officer" shall also include any other officer of the Borrower so designated by any of the foregoing officers in a written notice by the Borrower to Bank of America.

         "Restricted Payments": as defined in Section 7.6.

         "Revolving Credit Commitment": as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans and participate in Swing Line Loans and BoA Letters of Credit, in an aggregate principal amount at any time outstanding not to exceed the amount set forth under the heading "Revolving Credit Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Total Revolving Credit Commitments is $320,000,000.

         "Revolving Credit Commitment Period": the period from and including the Closing Date to the Revolving Credit Termination Date.

         "Revolving Credit Facility": as defined in the definition of "Facility" in this Section 1.1.

         "Revolving Credit Lender": each Lender that has a Revolving Credit Commitment or that is the holder of Revolving Credit Loans.

         "Revolving Credit Loans": as defined in Section 2.1.

         "Revolving Credit Note": as defined in Section 2.5.

         "Revolving Credit Percentage": as to any Revolving Credit Lender at any time, the percentage which such Lender's Revolving Credit Commitment then constitutes of the Total

Revolving Credit Commitments (or, at any time after the Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate amount of such Lender's then outstanding Revolving Extensions of Credit constitutes of the aggregate amount of the then outstanding Total Revolving Extensions of Credit).

         "Revolving Credit Termination Date": November 15, 2008, or if such date is extended pursuant to Section 2.6, May 15, 2009.

         "Revolving Extensions of Credit": as to any Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (b) such Lender's Revolving Credit Percentage of the BoA L/C Obligations then outstanding and (c) such Lender's Revolving Credit Percentage of the aggregate principal amount of Swing Line Loans then outstanding.

         "Revolving Loan Commitment Fee Rate": 0.25% per annum.

         "SEC": the Securities and Exchange Commission (or successors thereto or an analogous Governmental Authority).

         "Secured Parties": as defined in the Guarantee and Pledge Agreement.

         "Security Documents": the collective reference to the Guarantee and Pledge Agreement and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any Property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

         "Senior Living Unit": any senior living unit which is available for immediate occupancy or is occupied and which is part of a Living Facility.

         "Single Employer Plan": any Plan that is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

         "Solvent": with respect to any Person, as of any date of determination,
(a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, and (c) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.


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                                                                              28

         "Specified Hedge Agreement": any Hedge Agreement entered into by the Borrower or any Subsidiary Guarantor and any Qualified Counterparty.

         "Stockholders' Equity": as of any date of determination, the consolidated Stockholders' Equity of the Borrower as at such date determined in accordance with GAAP and shown in the financial consolidated statements of the Borrower and its Subsidiaries, provided that, there shall be excluded from Stockholders' Equity any amount attributable to Disqualified Stock.

         "Subsidiary": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Subsidiary Guarantor": each of Brookdale Living Communities, Inc., Alterra Healthcare Corporation, American Retirement Corporation, FEBC-ALT Holdings Inc., FEBC-ALT Investors LLC, and any other Subsidiary of the Borrower required to become party to the Guarantee and Pledge Agreement pursuant to
Section 6.11.

         "Swing Line Commitment": the obligation of the Swing Line Lender to make Swing Line Loans pursuant to Section 2.3 in an aggregate principal amount at any one time outstanding not to exceed $20,000,000.

         "Swing Line Lender": Lehman Commercial Paper Inc., in its capacity as the lender of Swing Line Loans.

         "Swing Line Loans": as defined in Section 2.3.

         "Swing Line Note": as defined in Section 2.5(e).

         "Swing Line Participation Amount": as defined in Section 2.4(c).

         "Tangible Net Worth": at any date, (i) Stockholders' Equity plus (ii) Minority Interests plus (iii) cumulative net additions of Depreciation and Amortization Expense deducted in determining income for all fiscal quarters ending after the date of Borrower's formation plus (iv) non-cash deferred gains from sale-leaseback transactions and deferred entrance fee revenue, minus (v) Intangible Assets, in each case, for the most recent fiscal quarter ending prior to such date for which financial statements are available.

         "Total Revolving Credit Commitments": at any time, the aggregate amount of the Revolving Credit Commitments then in effect.

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                                                                              29

         "Total Revolving Extensions of Credit": at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Credit Lenders outstanding at such time.

         "Transferee": as defined in Section 10.14.

         "Type": as to any Loan, its nature as a Base Rate Loan or a Eurodollar Loan.

         "Unconsolidated Joint Venture": any Joint Venture of the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary holds any Capital Stock but which would not be combined with the Borrower in the consolidated financial statements of the Borrower in accordance with GAAP.

         "Unreimbursed Amount": as defined in Section 3A.3(a).

         1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

         (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Borrower and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

         (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         All calculations of financial ratios set forth in Section 7.1 shall be calculated to the same number of decimal places as the relevant ratios are expressed in and shall be rounded upward if the number in the decimal place immediately following the last calculated decimal place is five or greater. For example, if the relevant ratio is to be calculated to the hundredth decimal place and the calculation of the ratio is 5.126, the ratio will be rounded up to 5.13.

         1.3 BoA Letter of Credit Amounts. Unless otherwise specified herein, the amount of a BoA Letter of Credit at any time shall be deemed to be the stated amount of such BoA Letter of Credit in effect at such time; provided, however, that with respect to any BoA Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such BoA Letter of Credit shall be deemed to be the maximum stated amount of such BoA Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

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                                                                              30

         SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

         2.1 Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, the Revolving Credit Lenders severally agree to make revolving credit loans ("Revolving Credit Loans") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding for each Revolving Credit Lender which, when added to such Lender's Revolving Credit Percentage of the sum of (i) the BoA L/C Obligations then outstanding and (ii) the aggregate principal amount of the Swing Line Loans then outstanding, does not exceed the amount of such Lender's Revolving Credit Commitment. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Credit Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.11, provided that, (i) no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Initial Maturity Date unless the Borrower has elected to extend the Initial Maturity Date pursuant to Section
2.6 and (ii) if the Initial Maturity Date has been extended in accordance with
Section 2.6 hereof, no Revolving Credit Loan shall be made as a Eurodollar Loan after the date that is one month prior to the Final Maturity Date.

         (b) The Borrower shall repay all outstanding Revolving Credit Loans on the Revolving Credit Termination Date.

         2.2 Procedure for Revolving Credit Borrowing. The Borrower may borrow under the Revolving Credit Commitments on any Business Day during the Revolving Credit Commitment Period, provided that the Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to (a) 1:00 p.m., New York City time, three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) 11:00 a.m., on the requested Borrowing Date, in the case of Base Rate Loans). Any Revolving Credit Loans made on the Closing Date shall initially be Base Rate Loans. Each borrowing of Revolving Credit Loans under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple in excess thereof (or, if the then aggregate Available Revolving Credit Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $1,000,000 or a whole multiple of $1,000,000 in excess thereof; provided, that the Swing Line Lender may request, on behalf of the Borrower, borrowings of Base Rate Loans under the Revolving Credit Commitments in other amounts pursuant to Section 2.4. Upon receipt of any such Borrowing Notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make its Revolving Credit Percentage of the amount of each borrowing of Revolving Credit Loans available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent in like funds as received by the Administrative Agent.

         2.3 Swing Line Commitment. (a) Subject to the terms and conditions hereof, the Swing Line Lender agrees that, during the Revolving Credit Commitment Period, it will


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                                                                              31

make available to the Borrower in the form of swing line loans ("Swing Line Loans") a portion of the credit otherwise available to the Borrower under the Revolving Credit Commitments; provided that (i) the aggregate principal amount of Swing Line Loans outstanding at any time shall not exceed the Swing Line Commitment then in effect (notwithstanding that the Swing Line Loans outstanding at any time, when aggregated with the Swing Line Lender's other outstanding Revolving Credit Loans hereunder, may exceed the Swing Line Commitment then in effect or such Swing Line Lender's Revolving Credit Commitment then in effect) and (ii) the Borrower shall not request, and the Swing Line Lender shall not make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the aggregate amount of the Available Revolving Credit Commitments would be less than zero. During the Revolving Credit Commitment Period, the Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swing Line Loans shall be Base Rate Loans only.

         (b) The Borrower shall repay all outstanding Swing Line Loans on the earlier of the Revolving Credit Termination Date and, with respect to any Swing Line Loan, the date that is the seventh Business Day after the date on which such Swing Line Loan is made, provided that, if the Borrower fails to repay a Swing Line Loan on such date, the Borrower shall be deemed to have requested a Revolving Credit Loan pursuant to Section 2.4(b), in the amount due with respect to such Swing Line Loan without regard to the minimum and multiples specified in
Section 2.2 for the principal amount of Base Rate Loans, but subject to the Available Revolving Credit Commitment and conditions set forth in Section 5.2 (other than the delivery of a Borrowing Notice).

         2.4 Procedure for Swing Line Borrowing; Refunding of Swing Line Loans.
(a) The Borrower may borrow under the Swing Line Commitment on any Business Day during the Revolving Credit Commitment Period, provided, the Borrower shall give the Swing Line Lender irrevocable written notice (which written notice must be received by the Swing Line Lender not later than 1:00 p.m., New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and
(ii) the requested Borrowing Date. Each borrowing under the Swing Line Commitment shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof. Not later than 3:00 p.m., New York City time, on the Borrowing Date specified in the borrowing notice in respect of any Swing Line Loan, the Swing Line Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of such Swing Line Loan. The Administrative Agent shall make the proceeds of such Swing Line Loan available to the Borrower on such Borrowing Date in like funds as received by the Administrative Agent.

         (b) The Swing Line Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swing Line Lender to act on its behalf), on one Business Day's notice given by the Swing Line Lender no later than 12:00 Noon, New York City time, request each Revolving Credit Lender to make, and each Revolving Credit Lender hereby agrees to make, a Revolving Credit Loan (which shall initially be a Base Rate Loan), in an amount equal to such Revolving Credit Lender's Revolving Credit Percentage of the aggregate amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date of such notice, to repay the Swing Line Lender. Each Revolving Credit Lender shall make the amount of such Revolving Credit Loan available to the

Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 a.m., New York City time, one Business Day after the date of such notice. The proceeds of such Revolving Credit Loans shall be made immediately available by the Administrative Agent to the Swing Line Lender for application by the Swing Line Lender to the repayment of the Refunded Swing Line Loans.

         (c) If prior to the time a Revolving Credit Loan would have otherwise been made pursuant to Section 2.4(b), one of the events described in Section 8(f) shall have occurred and be continuing with respect to the Borrower, or if for any other reason, as determined by the Swing Line Lender in its sole discretion, Revolving Credit Loans may not be made as contemplated by Section 2.4(b), each Revolving Credit Lender shall, on the date such Revolving Credit Loan was to have been made pursuant to the notice referred to in Section 2.4(b) (the "Refunding Date"), purchase for cash an undivided participating interest in the then outstanding Swing Line Loans by paying to the Swing Line Lender an amount (the "Swing Line Participation Amount") equal to (i) such Revolving Credit Lender's Revolving Credit Percentage times (ii) the sum of the aggregate principal amount of Swing Line Loans then outstanding which were to have been repaid with such Revolving Credit Loans.

         (d) Whenever, at any time after the Swing Line Lender has received from any Revolving Credit Lender such Lender's Swing Line Participation Amount, the Swing Line Lender receives any payment on account of the Swing Line Loans, the Swing Line Lender will distribute to such Lender its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender's pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swing Line Loans then due); provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such Revolving Credit Lender will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.

         (e) Each Revolving Credit Lender's obligation to make the Loans referred to in Section 2.4(b) and to purchase participating interests pursuant to Section 2.4(c) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender or the Borrower may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 4; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Revolving Credit Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         2.5 Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Revolving Credit Lender, or the Swing Line Lender, as applicable, (i) the then unpaid principal amount of each Revolving Credit Loan of such Revolving Credit Lender on the Revolving Credit Termination Date (or on such earlier date on which the Loans become due and payable pursuant to Section 8) and (ii) the then unpaid principal amount of each Swing Line Loan of such Swing Line Lender on the Revolving Credit Termination Date (or on such earlier date on which the Loans become due and payable pursuant to
Section 8). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.13.

         (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

         (c) The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 10.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, the Type of such Loan and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

         (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.5(b) shall, to the extent permitted by applicable law and absent manifest error, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement, except that an Assignment and Acceptance shall be effective only as a grant of a participation until properly recorded in the Register as an Assignment and Acceptance.

         (e) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will promptly execute and deliver to such Lender a promissory note of the Borrower evidencing any Revolving Credit Loans or Swing Line Loans, as the case may be, of such Lender, substantially in the forms of Exhibit F-1 or F-2, respectively (a "Revolving Credit Note" or a "Swing Line Note") respectively), with appropriate insertions as to date and principal amount; provided, that delivery of Notes shall not be a condition precedent to the occurrence of the Closing Date or the making of the Loans or issuance of Letters of Credit.

         2.6 Extension of the Initial Maturity Date. (a) During the period commencing not more than 90 days prior to, and ending not less than 30 days prior to, the second anniversary of the Closing Date (the "Initial Maturity Date"), the Borrower may request that the Revolving Credit Termination Date and/or the LaSalle L/C Termination Date be extended to the date (the "Final Maturity Date") that is six months after the Initial Maturity Date by delivering written notice of such request to the Administrative Agent, which the Administrative Agent shall distribute promptly to the applicable Lenders.

         (b) The extension of each of the Revolving Credit Termination Date and the LaSalle L/C Termination Date shall become automatically effective on the second anniversary of the Closing Date subject to the satisfaction of the following conditions precedent:


                  (i) with respect to the extension of the Revolving Credit Termination Date, the Borrower shall pay to the Administrative Agent, for distribution to each Revolving Credit Lender which holds a Revolving Credit Commitment on the Initial Maturity Date, a one-time fee in an amount equal to 0.375% of the Revolving Credit Commitment of such Lender on such date (or, if the Revolving Credit Commitments have been terminated, the aggregate principal amount of the Revolving Credit Loans then outstanding);

                  (ii) with respect to the extension of the LaSalle L/C Termination Date, the Borrower shall pay to the Administrative Agent, for distribution to LaSalle, a one-time fee in an amount equal to 0.375% of the LaSalle L/C Commitment on such date (or, if the LaSalle L/C Commitment has been terminated, the aggregate amount of LaSalle L/C Obligations on such date); and

                  (iii) no Default or Event of Default shall have occurred and be continuing either on the date that the Borrower has delivered to the Administrative Agent the request to extend the Revolving Credit Termination Date and/or the LaSalle L/C Termination Date, or on the Initial Maturity Date.

         2.7 Commitment Fees, etc. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender a commitment fee for the period from and including the Closing Date to the last day of the Revolving Credit Commitment Period, computed at the Revolving Loan Commitment Fee Rate on the average daily amount of the Available Revolving Credit Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Termination Date, commencing on the first of such dates to occur after the date hereof.

         (b) The Borrower agrees to pay to LaSalle a commitment fee for the period from and including the Closing Date to the last day of the LaSalle L/C Commitment Period, computed at 0.25% per annum on the average daily amount of the Available LaSalle L/C Commitment during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the LaSalle L/C Termination Date, commencing on the first of such dates to occur after the date hereof.

         (c) The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates from time to time agreed to in writing by the Borrower and the Administrative Agent.

         2.8 Termination or Reduction of Commitments. The Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to (i) terminate the Revolving Credit Commitments or, from time to time, to reduce the aggregate amount of the Revolving Credit Commitments, provided that, no such termination or reduction of Revolving

Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans and Swing Line Loans made on the effective date thereof, the aggregate principal amount of the Total Revolving Extensions of Credit would exceed the Total Revolving Credit Commitments or (ii) terminate the LaSalle L/C Commitment or, from time to time, to reduce the amount of the LaSalle L/C Commitment, provided that, no such termination or reduction of the LaSalle L/C Commitment shall be permitted if, after giving effect thereto and to any cancellation of LaSalle Letters of Credit made on the effective date thereof, the aggregate amount of the LaSalle L/C Obligations then outstanding would exceed the LaSalle L/C Commitment. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Revolving Credit Commitments or the LaSalle L/C Commitment, as the case may be, then in effect. Any such termination shall permanently terminate the Revolving Credit Commitments or the LaSalle L/C Commitment, as the case may be, then in effect.

         2.9 Optional Prepayments. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (except as otherwise provided in this Section 2.9), upon irrevocable notice delivered to the Administrative Agent no later than (a) 1:00 p.m., New York City time, three Business Days prior thereto in the case of Eurodollar Loans, and (b) 11:00 a.m., New York City time, on the date of such prepayment in the case of Base Rate Loans, which notice shall specify the date and amount of such prepayment and whether such prepayment is of Eurodollar Loans, Base Rate Loans or Swing Line Loans; provided, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.19. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Credit Loans that are Base Rate Loans and Swing Line Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Revolving Credit Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Partial prepayments of Swing Line Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof.

         2.10 Mandatory Prepayments and Commitment Reductions. (a) Unless the Required Lenders shall otherwise agree, if any Capital Stock shall be issued, or Indebtedness incurred, by the Borrower or any of its Subsidiaries (excluding any Indebtedness permitted to be incurred after the Closing Date in accordance with
Section 7.2 as set forth in this Agreement on the Closing Date (other than Section 7.2(f))), then on the date of such issuance or incurrence the Revolving Credit Loans and Swing Line Loans shall be prepaid, by an aggregate amount equal to the amount of the Net Cash Proceeds of such issuance or incurrence, as set forth in Section 2.10(c). The provisions of this Section do not constitute a consent to the issuance of any equity securities by any entity whose equity securities are pledged pursuant to the Guarantee and Pledge Agreement, or a consent to the incurrence of any Indebtedness by the Borrower or any of its Subsidiaries.

         (b) Unless the Required Lenders shall otherwise agree, if on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale, Purchase Price Refund or Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof and no Default or Event of Default has occurred and is continuing, on the date of receipt by the Borrower or such Subsidiary of such Net Cash Proceeds, the Revolving Credit Loans and Swing Line Loans shall be prepaid, by an aggregate amount equal to the amount of such Net Cash Proceeds, as set forth in Section 2.10(c); provided, that, notwithstanding the foregoing,
(i) the aggregate Net Cash Proceeds of Asset Sales, Purchase Price Refunds and Recovery Events that may be excluded from the foregoing requirement pursuant to Reinvestment Notices shall not exceed $25,000,000 in any fiscal year of the Borrower and (ii) on each Reinvestment Prepayment Date the Revolving Credit Loans and Swing Line Loans shall be prepaid by an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event, as set forth in Section 2.10(c). The provisions of this Section do not constitute a consent to the consummation of any Disposition not permitted by
Section 7.5.

         (c) Amounts to be applied in connection with prepayments made pursuant to this Section shall be applied to the prepayment of the Revolving Credit Loans and/or Swing Line Loans (without a corresponding reduction of the Revolving Credit Commitments).

         2.11 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to Base Rate Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may be made only on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election (which notice shall specify the length of the initial Interest Period therefor), provided that no Base Rate Loan under a particular Facility may be converted into a Eurodollar Loan (i) when any Event of Default has occurred and is continuing and the Administrative Agent has, or the Required Lenders have, determined in its or their sole discretion not to permit such conversions or (ii) after the date that is one month prior to the Initial Maturity Date unless the Borrower has elected to extend the Initial Maturity Date pursuant to Section 2.6 and, if the Initial Maturity Date has been extended in accordance with Section 2.6 hereof, no Revolving Credit Loan shall be made as a Eurodollar Loan after the date that is one month prior to the Final Maturity Date. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

         The Borrower may elect to continue any Eurodollar Loan as such upon the expiration of the then current Interest Period with respect thereto by giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loan, provided that no Eurodollar Loan under a particular Facility may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has, or the Required Lenders have, determined in its or their sole discretion not to permit such continuations or (ii) after the date that is one month prior to the final scheduled termination or maturity date of such Facility, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso, such Loans shall be converted automatically to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

         2.12 Minimum Amounts and Maximum Number of Eurodollar Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions, continuations and optional prepayments of Eurodollar Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $1,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) no more than ten Eurodollar Tranches shall be outstanding at any one time.

         2.13 Interest Rates and Payment Dates. Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin in effect for such day.

         (b) Each Base Rate Loan shall bear interest for each day on which it is outstanding at a rate per annum equal to the Base Rate in effect for such day plus the Applicable Margin in effect for such day.

         (c) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), all outstanding Loans and Reimbursement Obligations (whether or not overdue) (to the extent legally permitted) shall bear interest at a rate per annum that is equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of Reimbursement Obligations, the rate applicable to Base Rate Loans plus 2%, and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans plus 2%, in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (after as well as before judgment).

         (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

         2.14 Computation of Interest and Fees. (a) Interest payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans on which interest is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. Fees and commissions payable pursuant hereto shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

         (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.13(a).

         2.15 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

         (a) the Administrative Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

         (b) the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Revolving Credit Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Loans under the relevant Facility shall be converted, on the last day of the then current Interest Period with respect thereto, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Revolving Credit Loans to Eurodollar Loans.

         2.16 Pro Rata Treatment and Payments. (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee or BoA Letter of Credit fee, and any reduction of the Commitments of the Lenders, shall be made pro rata according to the respective Revolving Credit Percentages of the relevant Lenders. Each payment of interest in respect of the Loans and each payment in respect of fees payable hereunder shall be applied to the amounts of such obligations owing to the Lenders pro rata according to the respective amounts then due and owing to the Lenders. Each payment by the Borrower on account of any LaSalle Letter of Credit fee shall be made to LaSalle.


         (b) Each payment (including each prepayment) by the Borrower on account of principal of the Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans then held by the Revolving Credit Lenders. Each payment in respect of Reimbursement Obligations in respect of any Letter of Credit shall be made to the Issuing Lender that issued such Letter of Credit.

         (c) The application of any payment of Loans (including optional and mandatory prepayments) shall be made, first, to Base Rate Loans and, second, to Eurodollar Loans. Each payment of the Loans (except in the case of Swing Line Loans and Revolving Credit Loans that are Base Rate Loans) shall be accompanied by accrued interest to the date of such payment on the amount paid.


         (d) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the relevant Lenders, at the Payment Office, in Dollars and in immediately available funds. Any payment made by the Borrower after 12:00 Noon, New York City time, on any Business Day shall be deemed to have been on the next following Business Day. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

       (e) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the greater of (i) the Federal Funds Effective Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans under the relevant Facility, on demand, from the Borrower.

         (e) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the greater of (i) the Federal Funds Effective Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans under the relevant Facility, on demand, from the Borrower.

         (f) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment due to be made by the Borrower hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days after such due date, the

Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

         (g) Upon receipt by the Administrative Agent of payments on behalf of Lenders, the Administrative Agent shall promptly distribute such payments to the Lender or Lenders entitled thereto, in like funds as received by the Administrative Agent.

         2.17 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

          (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Excluded Taxes and Non-Excluded Taxes covered by Section 2.18);

         (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurodollar Rate hereunder; or

         (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

         (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction.

         (c) A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         2.18 Taxes. (a) Except as required by applicable law, all payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes or net profit, franchise taxes (imposed in lieu of net income taxes) and branch taxes imposed on any Agent or any Lender as a result of a present or former connection between such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent's or such Lender's having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") or any Other Taxes are required to be withheld from any amounts payable to any Agent or any Lender hereunder, the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes that are (i) attributable to such Lender's or any Agent's failure to comply with the requirements of paragraph (d) or (e) of this Section, (ii) United States withholding taxes imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph (a) or (iii) backup withholding taxes, imposed under Section 3406 of the Code (collectively, and together with the taxes excluded by the first sentence of this Section 2.18(a), "Excluded Taxes").

         (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

         (c) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for the account of the relevant Agent or Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agents and the Lenders for any incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         (d) or (e) of this Section, (ii) United States withholding taxes imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph
(a) or (iii) backup withholding taxes, imposed under Section 3406 of the Code (collectively, and together with the taxes excluded by the first sentence of this Section 2.18(a), "Excluded Taxes"). (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (c) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for the account of the relevant Agent or Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agents and the Lenders for any incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (d) Each Agent and each Lender (or Transferee) that is not a "U. S. Person" as defined in Section 7701(a)(30) of the Code (a "Non-U.S. Lender") shall deliver to the Borrower and the Administrative Agent (and, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN, Form W-8ECI and/or Form W-8 IMY, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest" a statement substantially in the form of Exhibit G and a Form W-8BEN, and/or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Each Lender and Agent that is a "United States person" as defined in Section 7701(a)(30) shall deliver a properly completed Internal Revenue Service Form W-9 to the Borrower and the Administrative Agent (and grantor of a participation, as applicable) at the time(s) and in the manner(s) described above with respect to the other forms referenced in this clause (d) above certifying that such person is exempt from United States backup withholding tax on payments made hereunder under the Loan Documents; provided, however, that a Lender or Agent that is an "exempt recipient" within the meaning of Treasury Regulations section 1.6049-4(c) shall not be required to provide a Form W-9 except to the extent required under Treasury Regulations section 1.1441-1. Notwithstanding any other provision of this paragraph, no Lender or Agent shall be required to deliver any form pursuant to this paragraph that it is not legally able to deliver.

         (e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

         2.19 Indemnity. The Borrower agrees to indemnify each Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment or conversion of Eurodollar Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         2.20 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be canceled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.19.

         2.21 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.17, 2.18(a) or
2.20 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 2.17, 2.18(a) or 2.20.


              SECTION 3. LASALLE LETTERS OF CREDIT

         3.1 LaSalle L/C Commitment. Prior to the Closing Date, the Existing Issuing Lender has issued the Existing Letters of Credit which, from and after the Closing Date, shall constitute LaSalle Letters of Credit hereunder, and each application and Master Letter of Credit Agreement executed in connection with the Existing Letters of Credit shall constitute an

Application hereunder. Subject to the terms and conditions hereof, LaSalle agrees to issue letters of credit (the letters of credit issued on and after the Closing Date pursuant to this Section 3, together with the Existing Letters of Credit, collectively, the "LaSalle Letters of Credit") for the account of the Borrower on any Business Day during the LaSalle L/C Commitment Period, for the purpose of securing the payment obligations of the Borrower which could properly be paid from the proceeds of Loans under the terms of Section 4.16, in such form as may be approved from time to time by the Borrower and shall be reasonably acceptable to LaSalle; provided that, LaSalle shall have no obligation to issue any LaSalle Letter of Credit if, after giving effect to such issuance, the LaSalle L/C Obligations would exceed the LaSalle L/C Commitment. Each LaSalle Letter of Credit shall (i) be denominated in Dollars and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the LaSalle L/C Termination Date; provided that, (A) any LaSalle Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the outside expiration date contemplated by this Section 3.1) and (B) the Borrower may request that (and LaSalle shall be required to so permit) any LaSalle Letter of Credit remain outstanding for up to one year after the LaSalle L/C Termination Date so long as, on or before the LaSalle L/C Termination Date, the Borrower shall pay to the Administrative Agent, on behalf of LaSalle, in same day funds at the Administrative Agent's office designated in such demand, for deposit in a special interest bearing cash collateral account (the "LaSalle L/C Collateral Account") to be maintained in the name of the Administrative Agent (on behalf of LaSalle) and under its sole dominion and control at such place as shall be designated by the Administrative Agent, an amount equal to the amount of all outstanding obligations with respect to any such LaSalle Letters of Credit which will remain outstanding. Interest shall accrue on amounts in any LaSalle L/C Collateral Account at a rate equal to the Prime Rate. If a LaSalle Letter of Credit is used by the Borrower or a Subsidiary as a security deposit under a lease, and if the Borrower or such Subsidiary at any time assigns its interest under such lease to any Person other than the Borrower or a Subsidiary, the Borrower or such Subsidiary shall, at the time of such assignment, cause such LaSalle Letter of Credit to be returned to LaSalle for cancellation.

         3.2 Procedure for Issuance of LaSalle Letter of Credit. The Borrower may from time to time request that LaSalle issue a LaSalle Letter of Credit by delivering to LaSalle at its address for notices specified herein a completed LaSalle Letter of Credit Application therefore and any other certificates, documents and other papers and information required pursuant to the LaSalle Letter of Credit Application. Each such notice may be revoked telephonically by the Borrower to LaSalle and the Administrative Agent any time prior to the issuance of the LaSalle Letter of Credit, provided that such revocation is confirmed in writing by the Borrower to LaSalle and the Administrative Agent within one Business Day by facsimile. Concurrently with the delivery of a LaSalle Letter of Credit Application to LaSalle, the Borrower shall deliver a copy thereof to the Administrative Agent. Upon receipt of any LaSalle Letter of Credit Application, LaSalle will process such LaSalle Letter of Credit Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the LaSalle Letter of Credit requested thereby by issuing the original of such LaSalle Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by LaSalle and the Borrower (but in no event shall LaSalle fail to issue any LaSalle Letter of Credit within three Business Days after its receipt of the LaSalle Letter of Credit Application therefor and all such other certificates, documents and other papers and information relating thereto). Promptly after issuance by LaSalle of a LaSalle Letter of Credit, LaSalle shall furnish a copy of such LaSalle Letter of Credit to the Borrower. LaSalle shall promptly give notice to the Administrative Agent of the issuance of each LaSalle Letter of Credit issued by LaSalle (including the face amount thereof), and shall provide a copy of such LaSalle Letter of Credit to the Administrative Agent as soon as possible after the date of issuance.

         3.3 Fees and Other Charges. The Borrower will pay, to LaSalle for its own account, a fee on the aggregate drawable amount of all outstanding LaSalle Letters of Credit issued by LaSalle at a per annum rate equal to the Applicable Margin then in effect with respect to the LaSalle L/C Facility and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date.

         3.4 Reimbursement Obligation of the Borrower. The Borrower agrees to reimburse LaSalle, on each date on which LaSalle notifies the Borrower of the date and amount of a draft presented under any LaSalle Letter of Credit and paid by LaSalle, for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by LaSalle in connection with such payment (the amounts described in the foregoing clauses (a) and (b) in respect of any drawing, collectively, the "Payment Amount"). Each such payment shall be made to LaSalle at its address for notices specified herein in lawful money of the United States of America and in immediately available funds. Interest shall be payable on each Payment Amount from the date of the applicable drawing until payment in full at the rate set forth in (i) until the second Business Day following the date of the applicable drawing, Section 2.13(b) and (ii) thereafter, Section 2.13(c).

         3.5 Obligations Absolute. The Borrower's obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against LaSalle, any beneficiary of a LaSalle Letter of Credit or any other Person. The Borrower also agrees with LaSalle that LaSalle shall not be responsible for, and the Borrower's Reimbursement Obligations under
Section 3.4 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any LaSalle Letter of Credit or any other party to which such LaSalle Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such LaSalle Letter of Credit or any such transferee, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of LaSalle. LaSalle shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any LaSalle Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of LaSalle. The Borrower agrees that any action taken or omitted by LaSalle under or in connection with any LaSalle Letter of Credit issued by it or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of LaSalle to the Borrower.


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                                                                              46

         3.6 LaSalle Letter of Credit Payments. If any draft shall be presented for payment under any LaSalle Letter of Credit, LaSalle shall promptly notify the Borrower and the Administrative Agent of the date and amount thereof. The responsibility of LaSalle to the Borrower in connection with any draft presented for payment under any LaSalle Letter of Credit, in addition to any payment obligation expressly provided for in such LaSalle Letter of Credit issued by LaSalle, shall be limited to determining that the documents (including each draft) delivered under such LaSalle Letter of Credit in connection with such presentment appear on their face to be in conformity with such LaSalle Letter of Credit.

         3.7 LaSalle Letter of Credit Applications. To the extent that any provision of any LaSalle Letter of Credit Application related to any LaSalle Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

         3.8 Replacement of BoA Letters of Credit. The Borrower shall not directly or indirectly cause a BoA Letter of Credit to be replaced by a LaSalle Letter of Credit without the prior written consent of Bank of America, which consent may be given or withheld in the sole and absolute discretion of Bank of America, and no LaSalle Letter of Credit shall be issued in contravention of the foregoing, unless the Borrower has delivered satisfactory evidence to the Issuing Lenders that either (x) the applicable beneficiary will not accept a letter of credit issued by Bank of America or (y) the Borrower is causing certain Letters of Credit issued to a common beneficiary to be from LaSalle.

                  SECTION 3A. BANK OF AMERICA LETTERS OF CREDIT

         3A.1 BoA L/C Commitment. (a) Subject to the terms and conditions set forth herein, Bank of America agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this Section 3A, (i) from time to time on any Business Day during the period from the Closing Date until the Revolving Credit Termination Date, to issue letters of credit (the "BoA Letters of Credit") for the account of the Borrower, and to amend or extend BoA Letters of Credit previously issued by it, in accordance with Section 3A.2 and (ii) to honor drawings under the BoA Letters of Credit and the Revolving Credit Lenders severally agree to participate in the BoA Letters of Credit and any drawings made thereunder; provided that, after giving effect to any BoA L/C Credit Extension with respect to any BoA Letter of Credit, (x) the BoA L/C Obligations shall not exceed the BoA L/C Commitment and (y) the Available Revolving Credit Commitments shall not be less than zero. Each request by the Borrower for the issuance or amendment of a BoA Letter of Credit shall be deemed to be a representation by the Borrower that the BoA L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower's ability to obtain BoA Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain BoA Letters of Credit to replace BoA Letters of Credit that have expired or that have been drawn upon and reimbursed.

         (b) The Borrower shall not request that Bank of America issue any BoA Letter of Credit without the prior written consent of each of Bank of America and LaSalle if, at the time of issuance, after giving effect to any LaSalle Letters of Credit to be issued on or prior to such time, the Available LaSalle L/C Commitment is greater than or equal to the face amount of the BoA Letter of Credit requested to be issued unless (i) the requested BoA Letter of Credit is being issued in replacement of any Bank of America letter of credit set forth on
Schedule 7.2(j); or (ii) the Borrower has delivered to the Issuing Lenders satisfactory evidence that (A) the applicable beneficiary will not accept a letter of credit issued by LaSalle or (B) the Borrower is causing certain Letters of Credit issued to a common beneficiary to be from Bank of America, and in either such case, Bank of America shall issue the requested BoA Letter of Credit, subject to the terms and conditions hereof.

         (c) Bank of America shall not have any obligation to issue any BoA Letter of Credit if the expiry date of such requested BoA Letter of Credit would occur after the Revolving Credit Termination Date; provided that, the Borrower may request that (and Bank of America shall be required to so permit) any BoA Letter of Credit to remain outstanding for up to one year after the Revolving Credit Termination Date so long as, on or before the Revolving Credit Termination Date, the Borrower shall cash collateralize such BoA Letters of Credit in accordance with Section 3A.7.

         (d) Bank of America shall not be under any obligation to issue any BoA Letter of Credit if:

               (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms enjoin or restrain Bank of America from issuing such BoA Letter of Credit, or any law applicable to Bank of America or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over Bank of America shall prohibit Bank of America from the issuance of letters of credit generally or such BoA Letter of Credit in particular or shall impose upon Bank of America with respect to such BoA Letter of Credit any restriction, reserve or capital requirement (for which Bank of America is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon Bank of America any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which Bank of America reasonably and in good faith deems material to it;

               (ii) except as otherwise agreed by the Administrative Agent and Bank of America, such BoA Letter of Credit is in an initial stated amount less than $100,000, in the case of a commercial BoA Letter of Credit, or $500,000, in the case of a standby BoA Letter of Credit;

               (iii) such BoA Letter of Credit is to be denominated in a currency other than Dollars;

               (iv) such BoA Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

               (v) a default of any Revolving Credit Lender's obligations to fund under Section 3A.3(c) exists or any Revolving Credit Lender is at such time a Defaulting Lender hereunder, unless Bank of America has entered into satisfactory arrangements with the Borrower or such Lender to eliminate Bank of America's risk with respect to such Lender.

         (e) Bank of America shall be under no obligation to amend any BoA Letter of Credit if (i) Bank of America would not be permitted at such time to issue such BoA Letter of Credit in its amended form under the terms hereof, or
(ii) the beneficiary of such BoA Letter of Credit does not accept the proposed amendment to such BoA Letter of Credit.

         (f) Bank of America shall act on behalf of the Revolving Credit Lenders with respect to any BoA Letters of Credit and the documents associated therewith, and Bank of America shall have all of the benefits and immunities (i) provided to the Administrative Agent in Section 9 with respect to any acts taken or omissions suffered by Bank of America in connection with BoA Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such BoA Letters of Credit as fully as if the term "Administrative Agent" as used in Section 9 included Bank of America with respect to such acts or omissions, and (ii) as additionally provided in this Section 3A with respect to Bank of America. (g) If a BoA Letter of Credit is used by the Borrower or a Subsidiary as a security deposit under a lease, and if the Borrower or such Subsidiary at any time assigns its interest under such lease to any Person other than the Borrower or a Subsidiary, the Borrower or such Subsidiary shall, at the time of such assignment, cause such BoA Letter of Credit to be returned to Bank of America for cancellation.

         3A.2 Procedures for Issuance and Amendment of Letters of Credit. (a) Each BoA Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to Bank of America (with a copy to the Administrative Agent) in the form of a letter of credit application in a form satisfactory to Bank of America and the Borrower (the "BoA Letter of Credit Application"), appropriately completed and signed by a Responsible Officer of the Borrower. Such BoA Letter of Credit Application must be received by Bank of America and the Administrative Agent not later than 11:00 a.m. (New York City time) at least two Business Days (or such later date and time as the Administrative Agent and Bank of America may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a BoA Letter of Credit, such BoA Letter of Credit Application shall specify in form and detail satisfactory to Bank of America: (i) the proposed issuance date of the requested BoA Letter of Credit (which shall be a Business Day); (ii) the amount thereof; (iii) the expiry date thereof; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by such beneficiary in case of any drawing thereunder; (vi) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (vii) such other matters as Bank of America may reasonably require. In the case of a request for an amendment of any outstanding BoA Letter of Credit, such BoA Letter of Credit Application shall specify in form and detail satisfactory to Bank of America (A) the BoA Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as Bank of America may reasonably require. Additionally, the Borrower shall furnish to Bank of America and the Administrative Agent such other documents and information pertaining to such requested BoA Letter of Credit issuance or amendment, including any Issuer Documents, as Bank of America or the Administrative Agent may reasonably require.

         (b) Promptly after receipt of any BoA Letter of Credit Application, Bank of America will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such BoA Letter of Credit Application from the Borrower and, if not, Bank of America will provide the Administrative Agent with a copy thereof. Unless Bank of America has received written notice from any Revolving Credit Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable BoA Letter of Credit, that one or more applicable conditions contained in Section 5.2 shall not then be satisfied, then, subject to the terms and conditions hereof, Bank of America shall, on the requested issuance date, issue a BoA Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be. Immediately upon the issuance of each BoA Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from Bank of America a risk participation in such BoA Letter of Credit in an amount equal to the product of such Revolving Credit Lender's Revolving Credit Percentage times the amount of such BoA Letter of Credit.

         (c) Promptly after its delivery of any BoA Letter of Credit or any amendment to a BoA Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, Bank of America will also deliver to the Borrower and the Administrative Agent a true and complete copy of such BoA Letter of Credit or amendment.

         3A.3 Drawings and Reimbursements; Funding of Participations. Upon receipt from the beneficiary of any BoA Letter of Credit of any notice of a drawing under such BoA Letter of Credit, Bank of America shall notify the Borrower and the Administrative Agent thereof. On the date of any payment by Bank of America under a BoA Letter of Credit (each such date, an "Honor Date"), the Borrower shall reimburse Bank of America through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse Bank of America by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed Amount"), and the amount of such Revolving Credit Lender's Revolving Credit Percentage thereof. In such event, the Borrower shall be deemed to have requested a borrowing pursuant to Section
2.1 of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.2 for the principal amount of Base Rate Loans, but subject to the Available Revolving Credit Commitment and the conditions set forth in Section
5.2 (other than the delivery of a Borrowing Notice). Any notice given by Bank of America or the Administrative Agent pursuant to this Section 3A.3 may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

         (b) Each Revolving Credit Lender shall upon any notice pursuant to
Section 3A.3(a) make funds available to the Administrative Agent for the account of Bank of America at the Payment Office in an amount equal to its Revolving Credit Percentage of the Unreimbursed Amount not later than 1:00 p.m. (New York City time) on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 3A.3(c), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to Bank of America.

         (c) With respect to any Unreimbursed Amount that is not fully refinanced by a borrowing of Base Rate Loans because the conditions set forth in
Section 5.2 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from Bank of America a BoA L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which BoA L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender's payment to the Administrative Agent for the account of Bank of America pursuant to Section 3A.3(b) shall be deemed payment in respect of its participation in such BoA L/C Borrowing and shall constitute a BoA L/C Advance from such Lender in satisfaction of its participation obligation under this Section 3A.3.

         (d) Until each Revolving Credit Lender funds its Revolving Credit Loan or BoA L/C Advance pursuant to this Section 3A.3 to reimburse Bank of America for any amount drawn under any BoA Letter of Credit, interest in respect of such Lender's Revolving Credit Percentage of such amount shall be solely for the account of Bank of America.

         (e) Each Revolving Credit Lender's obligation to make Revolving Credit Loans or BoA L/C Advances to reimburse Bank of America for amounts drawn under BoA Letters of Credit, as contemplated by this Section 3A.3, shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against Bank of America, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender's obligation to make Revolving Credit Loans pursuant to this Section 3A.3 is subject to the conditions set forth in Section 5.2 (other than delivery by the Borrower of a Borrowing Notice). No such making of a BoA L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse Bank of America for the amount of any payment made by Bank of America under any BoA Letter of Credit, together with interest as provided herein.

         (f) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of Bank of America any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 3A.3 by the time specified in Section 3A.3(b), Bank of America shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to Bank of America at a rate per annum equal to the greater of the Federal Funds Effective Rate and a rate determined by Bank of America in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by Bank of America in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender's Revolving Credit Loan included in the relevant borrowing or BoA L/C Advance in respect of the relevant BoA L/C Borrowing, as the case may be. A certificate of Bank of America submitted to any Revolving

Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 3A.3(f) shall be conclusive absent manifest error.

         3A.4 Repayment of Participations. At any time after Bank of America has made a payment under any BoA Letter of Credit and has received from any Revolving Credit Lender such Lender's BoA L/C Advance in respect of such payment in accordance with Section 3A.3, if the Administrative Agent receives for the account of Bank of America any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of BoA Cash Collateral applied thereto by the Administrative Agent pursuant to Section 3A.7), the Administrative Agent will distribute to such Lender its Revolving Credit Percentage thereof in the same funds as those received by the Administrative Agent.

         3A.5 Obligations Absolute. The obligation of the Borrower to reimburse Bank of America for each drawing under each BoA Letter of Credit and to repay each BoA L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

         (a) any lack of validity or enforceability of such BoA Letter of Credit, this Agreement, or any other Loan Document; (

         b) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such BoA Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), Bank of America or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such BoA Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

         (c) any draft, demand, certificate or other document presented under such BoA Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

         (d) any payment by Bank of America under such BoA Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such BoA Letter of Credit; or any payment made by Bank of America under such BoA Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such BoA Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

         (e) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any of its Subsidiaries.

         The Borrower shall promptly examine a copy of each BoA Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will immediately notify Bank


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                                                                              52

of America. The Borrower shall be conclusively deemed to have waived any such claim against Bank of America and its correspondents unless such notice is given as aforesaid.

         None of Bank of America, the Administrative Agent, any of their respective affiliates nor any correspondent, participant or assignee of Bank of America shall be liable or responsible for any of the matters described in clauses (a) through (e) of Section 3A.5; provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against Bank of America, and Bank of America may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by Bank of America's willful misconduct or gross negligence or Bank of America's willful failure to pay under any BoA Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a BoA Letter of Credit. In furtherance and not in limitation of the foregoing, Bank of America may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and Bank of America shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a BoA Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         3A.6 Role of Bank of America. Each Revolving Credit Lender and the Borrower agree that, in paying any drawing under a BoA Letter of Credit, Bank of America shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the BoA Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of Bank of America, the Administrative Agent, any of their respective affiliates nor any correspondent, participant or assignee of Bank of America shall be liable to any Revolving Credit Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Credit Lenders or the Majority Revolving Credit Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any BoA Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any BoA Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.

         3A.7 Cash Collateral. Upon the request of Bank of America, if, as of the Revolving Credit Termination Date, any BoA L/C Obligation for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then BoA Outstanding Amount of all BoA L/C Obligations. Upon such Cash Collateralization, the obligations of each Revolving Credit Lender under this Section 3A shall automatically terminate. For purposes of this
Section 3A.7, "Cash Collateralize" means to pledge and deposit with or deliver to Bank of America, as collateral for the BoA L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to Bank of America. Derivatives of such term have corresponding meanings. The Borrower hereby grants to Bank of America a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. BoA Cash Collateral shall be maintained in blocked, interest bearing deposit accounts at Bank of America. If at any time Bank of America determines that any funds held as BoA Cash Collateral are subject to any right or claim of any Person other than the Bank of America or that the total amount of such funds is less than the aggregate BoA Outstanding Amount of all BoA L/C Obligations, the Borrower will, forthwith upon demand by Bank of America, pay to Bank of America, as additional funds to be deposited as BoA Cash Collateral, an amount equal to the excess of (x) such aggregate BoA Outstanding Amount over (y) the total amount of funds, if any, then held as BoA Cash Collateral that Bank of America reasonably determines to be free and clear of any such right and claim. Upon the drawing of any BoA Letter of Credit for which funds are on deposit as BoA Cash Collateral, such funds shall be applied, to the extent permitted under applicable Laws, to reimburse Bank of America.

         3A.8 Applicability of ISP and UCP. Unless otherwise provided herein or expressly agreed by Bank of America and the Borrower when a BoA Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby BoA Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial BoA Letter of Credit.

         3A.9 BoA Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Revolving Credit Percentage a BoA Letter of Credit fee (the "BoA Letter of Credit Fee") for each BoA Letter of Credit equal to the Applicable Margin times the daily amount available to be drawn under such BoA Letter of Credit, provided that, in the event that any BoA Letter of Credit remains outstanding after the Revolving Credit Termination Date and are cash collateralized in accordance with Section 3A.1(b)(iii), the Borrower shall pay the BoA Letter of Credit Fee directly to Bank of America solely for its account. For purposes of computing the daily amount available to be drawn under any BoA Letter of Credit, the amount of such BoA Letter of Credit shall be determined in accordance with Section 1.3. BoA Letter of Credit Fees shall be (i) due and payable on each L/C Fee Payment Date and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Margin during any quarter, the daily amount available to be drawn under each BoA Letter of Credit shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Majority Revolving Credit Lenders, while any Event of Default exists, all BoA Letter of Credit Fees shall accrue at the Default Rate.

         3A.10 Fronting Fee Payable to Bank of America. The Borrower shall pay directly to Bank of America for its own account a fronting fee with respect to each BoA Letter of Credit, at the rate per annum and on such dates specified in the BoA Fee Letter.

         3A.11 Conflict with Issuer Documents. In the event that the Borrower is required to provide cash security as a result of the occurrence of any deposit event specified in a BoA Letter of Credit Application, so long as the Borrower shall have provided such cash security in accordance with the terms of such BoA Letter of Credit Application, the related deposit event shall not constitute an on-going default under such BoA Letter of Credit Application or any related Issuer Document. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

         3A.12 Replacement of Bank of America as Issuing Lender under Certain Circumstances. The Borrower shall be permitted to replace Bank of America in its capacity as Issuing Lender in the event that Bank of America is unable to issue a BoA Letter of Credit pursuant to Section 3A.1(c)(i) with a replacement financial institution (the "Replacement Issuing Lender"); provided that, (i) no Event of Default shall have occurred and be continuing at the time of such replacement, (ii) prior to any such replacement, Bank of America has not eliminated the restrictions referred to in Section 3A.1(c)(i), (iii) the Borrower and the Revolving Credit Lenders shall continue to be obligated to Bank of America under Section 3A to the extent any BoA Letters of Credit remaining outstanding ("Outstanding BoA Letters of Credit") after the effective date (the "Replacement Effective Date") of Bank of America's replacement, (iv) the Administrative Agent and the Required Lenders shall have given their written approval of the Replacement Issuing Lender, which approval shall not be unreasonably withheld, conditioned or delayed, (v) the Replacement Issuing Lender shall assume the entire BoA L/C Commitment (subject to the undrawn amount of any outstanding BoA Letters of Credit), (vi) the Replacement Issuing Lender shall assume the obligations of Bank of America (other than with respect to any Outstanding BoA Letters of Credit) pursuant to an assignment and assumption agreement, substantially in the form of Exhibit D, and (vii) from and after the Replacement Effective Date, all references to "Bank of America" in its capacity as Issuing Lender (other than with respect to any Outstanding BoA Letters of Credit) shall be deemed to refer to the Replacement Issuing Lender.

         3A.13 Replacement of LaSalle Letters of Credit. The Borrower shall not directly or indirectly cause a LaSalle Letter of Credit to be replaced by a BoA Letter of Credit without the prior written consent of LaSalle, which consent may be given or withheld in the sole and absolute discretion of LaSalle, and no BoA Letter of Credit shall be issued in contravention of the foregoing, unless the Borrower has delivered satisfactory evidence to the Issuing Lenders that either
(x) the applicable beneficiary will not accept a letter of credit issued by LaSalle or (y) the Borrower is causing certain Letters of Credit issued to a common beneficiary to be from Bank of America.

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

         To induce the Agents and the Lenders to enter into this Agreement and to make the Loans and issue the Letters of Credit, the Borrower hereby represents and warrants to each Agent and each Lender, that:


         4.1 Financial Condition. The unaudited pro forma consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at June 30, 2006 (including the notes thereto) (the "Pro Forma Balance Sheet"), a copy of which has heretofore been furnished to the Administrative Agent for delivery to each Lender, has been prepared giving effect (as if such events had occurred on such date) to (i) the Loans actually funded on the Closing Date and the use of proceeds thereof and (ii) the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the information available to the Borrower as of the date of delivery thereof, and presents fairly in all material respects on a

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                                                                              55

pro forma basis the estimated financial position of the Borrower and its consolidated Subsidiaries as at June 30, 2006, assuming that the events specified in the preceding sentence had actually occurred at such date.


         (b) The audited consolidated balance sheet of the Borrower as at July 1, 2005, reported on by and accompanied by an unqualified report from Ernst & Young LLP, a copy of which has heretofore been furnished to the Administrative Agent for distribution to each Lender, present fairly in all material respects the consolidated financial condition of Borrower as at such date. The unaudited consolidated balance sheet of the Borrower as at September 30, 2005, a copy of which has heretofore been furnished to the Administrative Agent for distribution to each Lender, present fairly in all material respects the consolidated financial condition of the Borrower as at such date. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). The Borrower and its Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected or disclosed in the most recent financial statements referred to in this paragraph. During the period from July 1, 2005 to and including the date hereof there has been no Disposition by the Borrower of any material part of its business or Property.

         (c) The audited combined balance sheets of the Brookdale Facility Group as at December 31, 2003 and December 31, 2004, and the related combined statements of operations, owners' equity and cash flows for the fiscal years ended on December 31, 2003, December 31, 2004 and December 31, 2005, reported on by and accompanied by an unqualified report from Ernst & Young LLP, a copy of which has heretofore been furnished to the Administrative Agent for distribution to each Lender, present fairly in all material respects the combined financial condition of the Brookdale Facility Group as at such date, and the combined results of its operations and combined cash flows for the respective fiscal years then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).

         4.2 No Change. Except as set forth on Schedule 4.2, since December 31, 2005 there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

         4.3 Corporate Existence; Compliance with Law. Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing (or the equivalent) under the laws of the jurisdiction of its organization, (b) has the power and authority to own and operate its Property, to lease the Property it leases as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification and (d) subject to Section 4.24, is in compliance with all Requirements of Law, except, in the case of clauses (c) and (d) above,


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                                                                              56

to the extent that the failure to comply therewith or so qualify could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         4.4 Corporate Power; Authorization; Enforceable Obligations. Each Loan Party has the requisite power and authority to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement. No material consent or authorization of, filing with, notice to or other material act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or the execution, delivery, performance, validity or enforceability of this Agreement or any of the other Loan Documents. Each Loan Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         4.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any material Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any material Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

         4.6 No Material Litigation. Except as set forth on Schedule 4.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of their respective properties, operations or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.

         4.7 No Default. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         4.8 Ownership of Property; Liens. Each of the Borrower and its Subsidiaries has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other Property, and none of such Property is subject to any Lien except as permitted by Section 7.3. Schedule 4.8 lists, as of the Closing Date, (i) each parcel of owned real property and each leasehold interest in real property owned in the United


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                                                                              57

States and held by the Borrower and any of its Subsidiaries and (ii) for each Living Facility owned or operated by the Borrower and its Subsidiaries, (w) the street address for such Living Facility, (x) the type of such facility, (y) whether such Living Facility is subject to any operating or management agreement and (z) the owner/operator of such Living Facility.

         4.9 Intellectual Property. The Borrower and each of its Subsidiaries owns, or is licensed to use, all material Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does the Borrower know of any valid basis for any such claim. The use of Intellectual Property by the Borrower and its Subsidiaries does not infringe on the rights of any Person in any material respect.

         4.10 Taxes. Except as set forth on Schedule 4.10 attached hereto, each of the Borrower and each of its Subsidiaries has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its Property and all other material taxes, fees or other charges imposed on it or any of its Property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be); and no tax Lien has been filed, except as permitted by Section 7.3, and, to the knowledge of the Borrower, no claim has been asserted, with respect to any such tax, fee or other charge.

         4.11 Federal Regulations. No part of the proceeds of any Loans, and no other Extensions of Credit hereunder, will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in Regulation U.


         4.12 Labor Matters. There are no strikes or other labor disputes against the Borrower or any of its Subsidiaries pending or, to the knowledge of the Borrower, threatened that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. All payments due from the Borrower or any of its Subsidiaries on account of employee health and welfare insurance that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of the Borrower or the relevant Subsidiary.

         4.13 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan is in compliance in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on


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                                                                              58

those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or, to the Borrower's knowledge, Insolvent.

         4.14 Investment Company Act; Other Regulations. No Loan Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to borrow money.

         4.15 Subsidiaries. (a) The Subsidiaries listed on Schedule 4.15-1 constitute all the Subsidiaries of the Borrower at the date hereof. Schedule 4.15-1 sets forth as of the Closing Date the name and jurisdiction of incorporation of each Subsidiary and, as to each Subsidiary, the percentage of each class of Capital Stock owned by each Loan Party or any other Subsidiary, as applicable.

         (b) Schedule 4.15-2 attached hereto is a true, correct and complete corporate structure chart setting forth the Borrower and each of its direct and indirect Subsidiaries described in Schedule 4.15-1 as of the Closing Date.

         (c) There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors' qualifying shares) of any nature relating to any Capital Stock of the Borrower or any Subsidiary.

         4.16 Use of Proceeds. The proceeds of the Loans shall be used (i) to repay amounts outstanding under the Existing Credit Agreement, (ii) to finance a portion of acquisitions of fee-simple and leasehold ownership interests in senior housing real estate and to pay related fees and expenses and (iii) for general corporate purposes. Letters of Credit shall be issued to secure the payment of obligations, the payment of which proceeds of the Loans could be used under clauses (ii) and (iii) of the immediately preceding sentence.

         4.17 Environmental Matters. Other than exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

         (a) The Borrower and its Subsidiaries: (i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their current or intended operations or for any property


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                                                                              59

     owned, leased, or otherwise operated by any of them; (iii) are, and within the period of all applicable statutes of limitation have been, in compliance with all of their Environmental Permits; and (iv) to the extent within the Borrower's and its Subsidiaries' control or ability: each of their Environmental Permits will be timely renewed and complied with, without material expense; any additional Environmental Permits that may be required of any of them will be timely obtained and complied with, without material expense; and compliance with any Environmental Law that is or is expected to become applicable to any of them will be timely attained and maintained, without material expense.

         (b) Materials of Environmental Concern are not present at, on, under, in, or about any real property now or formerly owned, leased or operated by the Borrower or any of its Subsidiaries, or at any other location (including, without limitation, any location to which Materials of Environmental Concern have been sent for re-use or recycling or for treatment, storage, or disposal) which could reasonably be expected to (i) give rise to liability of the Borrower or any of its Subsidiaries under any applicable Environmental Law or otherwise result in costs to the Borrower or any of its Subsidiaries, or (ii) interfere with the Borrower's or any of its Subsidiaries' continued operations, or (iii) impair the fair saleable value of any real property owned or leased by the Borrower or any of its Subsidiaries.

         (c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which the Borrower or any of its Subsidiaries is, or to the knowledge of the Borrower or any of its Subsidiaries will be, named as a party that is pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened.

         (d) Neither the Borrower nor any of its Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or with respect to any Materials of Environmental Concern. (

         e) Neither the Borrower nor any of its Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, or is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum for dispute resolution, relating to compliance with or liability under any Environmental Law.

         (f) Neither the Borrower nor any of its Subsidiaries has assumed or retained, by contract or operation of law, any liabilities of any kind, fixed or contingent, known or unknown, under any Environmental Law or with respect to any Materials of Environmental Concern.

         4.18 Accuracy of Information, etc. No statement or information contained in this Agreement, any other Loan Document or any other document, certificate or statement furnished to the Administrative Agent or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the

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                                                                              60

other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in any other documents, certificates and statements furnished to the Administrative Agent, for distribution to the Lenders, for use in connection with the transactions contemplated hereby and by the other Loan Documents.

         4.19 Security Documents. The Guarantee and Pledge Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock described in the Guarantee and Pledge Agreement, (i) with respect to any Pledged Stock which are in certificated form, when any stock certificates representing such Pledged Stock are delivered to the Administrative Agent, and
(ii) in the case of any other Pledged Stock, when financing statements in appropriate form are filed in the offices specified on Schedule 4.19 (which financing statements have been duly completed and delivered to the Administrative Agent), the Guarantee and Pledge Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Guarantee and Pledge Agreement), in each case prior and superior in right to any other Person.

         4.20 Solvency. Each Loan Party is, and after giving effect to the incurrence of all Indebtedness and obligations being incurred pursuant to the Loan Documents will be and will continue to be, Solvent.

         4.21 Licenses and Certifications. Without implying any limitation to the other representations and warranties contained in this Agreement or any of the other Loan Documents, the Borrower and its Subsidiaries have obtained all Licenses necessary or desirable under all Requirements of Law for the operation of the Living Facilities as they are currently being operated, except to the extent such failure to obtain such Licenses could not reasonably be expected to have a Material Adverse Effect. With respect to each License the Borrower and its Subsidiaries possess, (i) no default has occurred or is continuing under the terms thereof, and no event has occurred which, with the giving of notice or the lapse of time, or both, would constitute a breach of any condition to the issuance, maintenance, renewal and/or continuance thereof, (ii) the Borrower and its Subsidiaries have paid all fees, charges and other expenses to the extent due and payable with respect to, and have provided all information and otherwise complied with all material conditions precedent to, the issuance, maintenance, renewal, and continuance of such License, (iii) none of such Licenses are conditional, provisional, probationary or restricted in any way, (iv) the Borrower and its Subsidiaries have not received any notice from any Governmental Authority relating to any actual or pending suspension, revocation, restriction, or imposition of any probationary use of such License, nor has any such License been materially amended,


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                                                                              61

supplemented, rescinded, terminated, or otherwise modified except as otherwise disclosed in writing to, and approved by, the Administrative Agent, (v) each License has been issued for a period of at least 12 months from the date of issuance or for such lesser time to the extent the issuance for less than 12 months is not the consequence of any sanctions imposed by any Governmental Authority and (vi) each License is and will continue to be held free from restrictions or known conflicts that would materially impair the use or operation of the applicable Living Facility as intended, except, in each case, to the extent the failure to comply with any of the above could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         4.22 Operating Agreements and Management Contracts. The Borrower has delivered to the Administrative Agent a true and correct copy of all material Operating Agreements and Management Contracts, and all amendments, supplements and modifications thereto. With respect to each such material Operating Agreement and Management Contract, none of the Borrower or any Subsidiary is, nor to the knowledge of the Borrower is any other party to any such agreement, in default thereunder, which default or defaults could reasonably be expected to have a Material Adverse Effect.

         4.23 Hill-Burton Act. The Borrower and its Subsidiaries have not, nor to the Borrower's knowledge, has any prior owner of any Living Facility during the 20-year period immediately preceding the date hereof, received any funds to finance the construction and/or acquisition of any Living Facility pursuant to Title VI of the Public Health Service Act (commonly referred to as the Hill-Burton Act) or Title XVI of the Public Health Service Act.

         4.24 Compliance. The Borrower and each of its Subsidiaries (and the operation of each Living Facility participating in the Medicare and/or Medicaid programs or in any program of any Governmental Authority or Agency) are in compliance with all Requirements of Law relating to the ownership, use, occupancy or operation of the Living Facilities, including, without limitation,
(i) staffing requirements, (ii) health and fire safety codes including quality and safety standards, (iii) accepted professional standards and principles that apply to the provision of services at each Living Facility, (iv) federal, state or local laws, rules, regulations or published interpretations or policies relating to the prevention of fraud and abuse, (v) insurance, reimbursement and cost reporting requirements, government payment program requirements and disclosure of ownership and related information requirements, (vi) requirements of applicable Governmental Authorities or Agencies, including those relating to each Living Facility's physical structure and environment, licensing, quality and adequacy of nursing facility care, distributions of pharmaceuticals, rate setting, equipment, personnel, operating policies, and additions of Living Facilities and services, and (vii) any other applicable laws, regulations or agreements for reimbursement for the type of care or services provided by the Borrower or any of its Subsidiaries with respect to each Living Facility, except, in each case, to the extent such noncompliance could not reasonably be expected to have a Material Adverse Effect.

         4.25 Participation in Programs. The Borrower and each of its Subsidiaries (and the operation of each Living Facility participating in the Medicare and/or Medicaid programs) is in compliance with the requirements for participation in the Medicare and Medicaid programs or Medicaid waiver program, as applicable, with respect to each Living Facility that currently participates in such programs and has a current provider agreement under Title XVIII and/or
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                                                                              62


XIX of the Social Security Act which is in full force and effect to the extent applicable, except in each case to the extent that such failure could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Borrower or any of its Subsidiaries (or any Living Facility participating in the Medicare and/or Medicaid programs) has had any deficiencies on its most recent survey (standard or complaint) to the Borrower's knowledge that would result in a denial of payment for new admissions with no opportunity to correct prior to termination, except to the extent the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Borrower or any of its Subsidiaries (or any Living Facility participating in the Medicare and/or Medicaid programs) has had any deficiencies at "level G" or above on its most recent survey (standard or complaint), nor has the Borrower or any of its Subsidiaries (or any Living Facility participating in the Medicare and/or Medicaid programs) been cited with any substandard quality of care deficiencies (as that term is defined in Part 488 of 42 C.F.R.) for the past two consecutive surveys, except to the extent the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Living Facility has been the subject of a "double G" determination, except to the extent the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Living Facility has been designated as a Special Focus Facility (as such term is defined by the Centers for Medicare and Medicaid Services Special Focus Facility Program), except to the extent the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         4.26 Investigations. None of the Borrower or any of its Subsidiaries (or any Living Facility participating in the Medicare and/or Medicaid programs) is a target of, participant in, or subject to any action, proceeding, suit, audit, investigation or sanction by any Governmental Authority, Agency or any other administrative or investigative body or entity or any other third party payor or any patient or resident (including, without limitation, whistleblower suits, or suits brought pursuant to federal or state False Claims Acts, and Medicaid, Medicare, or state fraud or abuse laws, but excluding medical malpractice claims and other civil liability lawsuits for which the Facility is maintaining insurance coverage in the ordinary course of business) which could reasonably be expected to result, directly or indirectly or with the passage of time, in the imposition of a fine, penalty, alternative, interim or final sanction, a lower rate certification, recoupment, recovery, suspension or discontinuance of all or part of reimbursement from any Governmental Authority or Agency, third-party payor, insurance carrier or private payor, a lower reimbursement rate for services rendered to eligible patients, or any other civil or criminal remedy, or which could reasonably be expected to result in the appointment of a receiver or manager, or to result in the modification, limitation, annulment, revocation, transfer, surrender, suspension or other impairment of a License, or affect the participation of the Borrower or any of its Subsidiaries (or any Living Facility participating in the Medicare and/or Medicaid programs) in the Medicare, Medicaid, or third-party payor program, as applicable, or any successor program thereto, at current rate certification, except to the extent the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, nor has any such action, proceeding, suit, investigation or audit which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect been threatened.

         4.27 Agreements with Residents; Residents' Records. There are no material agreements with residents of any Living Facility that conflict in any material adverse respect

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                                                                              63
with any statutory or regulatory requirements. To the Borrower's knowledge, all resident records at each Living Facility, including patient and/or resident accounts records, are true, complete, and correct in all material respects.

         4.28 Affect on Payments or Licenses. Neither the execution and delivery of this Agreement or the other Loan Documents, or the Borrower's performance thereunder, will (i) adversely affect the Borrower's right to receive Medicaid, Medicare, insurance company, managed care company, or other third-party insurance payments or reimbursements or to receive private payor payments or reimbursements, (ii) materially reduce the Medicaid, Medicare, insurance company, managed care company, or other third-party insurance payments or reimbursements or materially reduce private payor payments or reimbursements which the Borrower is receiving as of the date hereof, or (iii) adversely affect the Licenses. As used in this Section 4.28, "materially reduce" means any change, effect, event, circumstance, occurrence or state of facts that is adverse to the financial condition or results of operations of any Living Facility.

         4.29 HIPAA. The Borrower and each of its Subsidiaries (and the operation of each Living Facility participating in the Medicare and/or Medicaid programs) is in compliance with HIPAA, except to the extent such noncompliance could not reasonably be expected to have a Material Adverse Effect.

         4.30 Submissions. All Medicare, Medicaid, and private insurance cost reports and financial reports submitted to any Agency or Governmental Authority by or on behalf of each Living Facility are and will continue to be true and accurate in all material respects and have not been and will not be misleading in any material respect. There are (i) no current, pending or outstanding Medicare, Medicaid or third-party payor programs reimbursement audits or appeals pending at any of the Living Facilities, (ii) no cost report years that are subject to audits, no cost reports remain "open" or unsettled, and (iii) no current or pending Medicare, Medicaid or third-party payor programs recoupment efforts at any Living Facility, in each case, except to the extent the same could not reasonably be expected to have a Material Adverse Effect. 4.31 Fraud and Abuse. Each of the Borrower and its Subsidiaries, its respective directors, officers and employees and other Persons providing services on behalf of the Borrower and its Subsidiaries have not engaged in any activities which are in violation of Section 1128A, 1128C or 1877 of the Social Security Act (42 U.S.C. Sections 1320a-7a, 1320a-7c and 1395), the False Claims Act (31 U.S.C. Section 3729 et seq.), the Program Fraud Civil Remedies Act of 1986 (31 U.S.C. Section 3801 et seq.) or other federal or state laws and regulations, including, but not limited to, the following:

         (a) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment;

         (b) knowingly and willfully making or causing to be made a false statement or representation of a material fact for use in determining rights to any benefit or payment;


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                                                                              64

         (c) failing to disclose knowledge of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to fraudulently secure such benefit or payment;

         (d) knowingly and willfully offering, paying, soliciting, or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind (i) in return for referring an individual to a Person for the furnishing or arranging for the furnishing of any item or service or (ii) in return for purchasing, leasing or ordering, or arranging for or recommending, purchasing, leasing or ordering any good, facility, service or item; or

         (e) billing a patient, resident or payor for health services specified in 42 U.S.C. Section 1395 or any other similar or comparable federal or state laws, or providing such health services to a patient or resident, upon a referral from a physician where such physician has a financial relationship with the Borrower or any of its Subsidiaries to which no exception applies under each of the applicable laws;

in each case, except to the extent such violations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                        SECTION 5. CONDITIONS PRECEDENT

         5.1 Conditions to Initial Extension of Credit. The agreement of each Lender to make the initial Extension of Credit requested to be made by it hereunder is subject to the satisfaction, prior to or concurrently with the making of such Extension of Credit on the Closing Date, of the following conditions precedent:

         (a) Loan Documents. The Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower, (ii) the Guarantee and Pledge Agreement, executed and delivered by a duly authorized officer of the Borrower and each Subsidiary Guarantor and (iii) a Lender Addendum executed and delivered by each Lender and accepted by the Borrower.

         (b) Pro Forma Balance Sheet; Financial Statements. The Lenders shall have received (i) the Pro Forma Balance Sheet, (ii) the audited consolidated balance sheet of the Borrower as at July 1, 2005, (iii) the unaudited consolidated balance sheet of the Borrower as at June 30, 2006,
     (iv) the audited combined financial statements of the Brookdale Facility Group as at December 31, 2003, December 31, 2004 and December 31, 2005, (v) the audited combined financial statements of the properties comprising the Fortress CCRC Portfolio as at December 31, 2003 and December 31, 2004, and
     (vi) the audited combined financial statements of the properties comprising the Prudential Portfolio as at December 31, 2003, December 31, 2004 and December 31, 2005.

         (c) Approvals. All material governmental and third party approvals (including landlords' and other consents) necessary in connection with the transactions contemplated hereby shall have been obtained and be in full force and effect.


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                                                                              65

         (d) Refinancing of Existing Revolving Credit Loans. The Administrative Agent shall have received satisfactory evidence that the Existing Revolving Credit Loans owing to any Existing Lender that is not a Revolving Credit Lender hereunder have been paid in full (or will be paid in full with the proceeds of the initial Revolving Credit Loans).

         (e) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid by the Borrower hereunder, and all expenses required to be paid by the Borrower hereunder for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Agents), on or before the Closing Date. All such amounts will be paid with proceeds of Loans made on the Closing Date to the extent that invoices in reasonable detail have been presented in sufficient time for the Borrower to process the same prior to the Closing Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the Closing Date.

         (f) Business Plan. The Lenders shall have received a satisfactory business plan for fiscal years 2007 through 2009.

         (g) Solvency Certificate. The Borrower shall have executed a solvency certificate in form reasonably acceptable to the Administrative Agent.

         (h) Lien Searches. The Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions in which Uniform Commercial Code financing statement or other filings or recordations should be made to evidence or perfect security interests in the Collateral, and such search shall reveal no liens on any of the Collateral, except for Liens permitted by Section 7.3.

         (i) Closing Certificate. The Administrative Agent shall have received a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit C, with appropriate insertions and attachments.

         (j) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions:

               (i) the legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit E-1; and

               (ii) the legal opinion of T. Andrew Smith, general counsel of the Borrower and its Subsidiaries, substantially in the form of Exhibit E-2.

          Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require and shall be addressed to the Administrative Agent and the Lenders.

          (k) Pledged Stock; Stock Powers; Acknowledgment and Consent; Pledged Notes. The Administrative Agent shall have received (i) the certificates representing the


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                                                                              66

     shares of Capital Stock pledged pursuant to the Guarantee and Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, and
     (ii) an Acknowledgment and Consent, substantially in the form of Annex II to the Guarantee and Pledge Agreement, duly executed by any issuer of Capital Stock pledged pursuant to the Guarantee and Pledge Agreement that is not itself a party to the Guarantee and Pledge Agreement.

          (l) Filings, Registrations and Recordings. Each document (including, without limitation, any Uniform Commercial Code financing statement) required by the Security Documents, by applicable law or as reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 7.3), shall have been filed, registered or recorded or shall have been delivered to the Administrative Agent in proper form for filing, registration or recordation.

          (m) PATRIOT Act. The Lenders shall have received, sufficiently in advance of the Closing Date, all documentation and other information required by bank regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including without limitation the United States PATRIOT Act.

          (n) No Change. Except as set forth on Schedule 4.2, since December 31, 2005 there shall have been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

         5.2 Conditions to Each Extension of Credit. The agreement of each Lender to make any Extension of Credit requested to be made by it hereunder on any date (including, without limitation, its initial Extension of Credit) is subject to the satisfaction of the following conditions precedent:

         (a) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct on and as of such date as if made on and as of such date, except to the extent that any such representation and warranty is made with respect to a specified date.

         (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extensions of Credit requested to be made on such date.

         Each borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such Extension of Credit that the conditions contained in this Section 5.2 have been satisfied.


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                                                                              67

                        SECTION 6. AFFIRMATIVE COVENANTS

         The Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding (except to the extent such Letters of Credit are fully cash collateralized in accordance with this Agreement) or any Loan or other amount is owing to any Lender or any Agent hereunder, the Borrower shall and shall cause each of its Subsidiaries to:

         6.1 Financial Statements. Furnish to the Administrative Agent for distribution to each Lender:

          (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Ernst & Young LLP or other independent certified public accountants of nationally recognized standing; and

          (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

         6.2 Certificates; Other Information. Furnish to the Administrative Agent for distribution to each Lender, or, in the case of clause (g), to the relevant Lender:

          (a) commencing with consolidated financial statements dated as of and for the year ended December 31, 2006, concurrently with the delivery of the financial statements referred to in Section 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate (it being understood that such certificate shall be limited to the items that independent certified public accountants are permitted to cover in such certificates pursuant to their professional standards and customs of the profession);

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                                                                              68


          (b) concurrently with the delivery of any financial statements pursuant to Section 6.1, (i) a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, (x) a Compliance Certificate containing all information and calculations necessary for determining compliance by the Borrower and its Subsidiaries with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be and (y) any UCC financing statements or other filings specified in such Compliance Certificate as being required to be delivered therewith;

          (c) as soon as available, and in any event no later than 45 days after the end of each fiscal year of the Borrower, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the following fiscal year, and the related consolidated statements of projected cash flow, projected changes in financial position and projected income and a description of the underlying assumptions applicable thereto), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the "Projections"), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;

          (d) within 45 days after the end of each fiscal quarter of the Borrower, a narrative discussion and analysis of the financial condition and results of operations of the Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the portion of the Projections covering such periods and to the comparable periods of the previous year, provided that, it is understood and agreed that information required to be delivered pursuant to this Section 6.2(d) shall be satisfied by the filing of the Borrower's quarterly report on form 10-Q with the SEC on or prior to such date;

          (e) within five days after the same are sent, copies of all financial statements and reports that the Borrower sends to the holders of any class of its debt securities or public equity securities to the extent not otherwise filed with the SEC;

          (f) within five days after the same are sent, with respect to any Construction Indebtedness incurred pursuant to Section 7.2(g), copies of all statements, certificates and reports demonstrating compliance with the financial covenants thereunder which the Borrower or such Subsidiary delivers to the lenders or agents party to such Construction Indebtedness, and to the extent available, any other information reasonably requested by the Administrative Agent; and


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                                                                              69


          (g) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

         6.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

         6.4 Maintenance of Existence; Compliance with Contractual Obligations.
(a)(i) Preserve, renew and keep in full force and effect its organizational existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 7.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations, except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.5 Conduct of Business and Compliance with Law. (a) Comply with all material Requirements of Law, including, without limitation, the Occupational Safety and Health Act of 1970, regulations issued under the Omnibus Budget Reconciliation Act of 1987, any Governmental Requirement relating to "informed consents" and rights of residents, qualifications of staff, staffing requirements and delivery of services in a manner sufficient to protect the health and safety of residents, (b) maintain in full force and effect all material Licenses necessary to the ownership and/or operation of the Living Facilities, (c) maintain or cause to be maintained in all material respects a standard of care with respect to the Living Facilities at a level consistent with industry standard, (d) maintain or cause to be maintained in all material respects a standard of care in the storage, use, transportation and disposal of all medical equipment, medical supplies, medical products and medical waste, of any kind and in any form, that is in accordance with, at least, a level consistent with industry standard and in conformity with all Requirements of Law, (e) operate, or cause to be operated, each Living Facility at a level consistent with industry standard and in compliance with all material Requirements of Law relating thereto and cause all material Licenses, permits, and any other agreements necessary for the use and operation of each Living Facility to remain in effect, (f) correct or cause to be corrected any material deficiency set forth in any Agency statement of deficiencies, the curing of which is a condition of continued licensure or for accreditation of the Living Facilities, (g) maintain or cause to be maintained in all material respects sufficient inventory and equipment of types and quantities at each Living Facility to enable the Borrower and its Subsidiaries to operate each Living Facility adequately and in a manner which will enable the Borrower and its Subsidiaries to comply with the provisions of the Loan Documents, and (h) maintain or cause to be maintained all deposits, including, without limitation, deposits relating to residents or Resident Agreements in accordance with all material Requirements of Law, except, in each case, to the extent the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Affect; provided that, with respect to item (f) above, the Borrower and its Subsidiaries may in good faith, by appropriate proceedings, contest the validity or applicability of any deficiency set forth in any Agency statement of deficiencies and pending such contest the Borrower and its Subsidiaries shall not be deemed in default

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                                                                              70

     hereunder if (1) such contest does not endanger the validity of any material License in any manner that reasonably may inhibit the use of the applicable Living Facility in its current use, (2) such contest does not result in potential life safety issues for the residents of the applicable Living Facility (in the Administrative Agent's reasonable discretion), and
     (3) the Borrower keeps the Administrative Agent reasonably informed as to the status of such contest.

         6.6 Maintenance of Property; Insurance. (a) Maintain, preserve, protect, and keep, or cause to be kept, in all material respects all the Living Facilities in good condition and working order, ordinary wear and tear excepted, and in compliance with all applicable material Requirements of Law, and (b) maintain with financially sound and reputable insurance companies insurance on all its Property in at least such amounts and against at least such risks (but including in any event public liability, professional liability and business interruption) as are customarily insured against in the same general area by companies engaged in the same or a similar business.

         6.7 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of any Lender to visit and inspect any of its properties (including, without limitation, any Living Facility) and examine and make abstracts from any of its books and records upon reasonable notice at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants. Any such inspection shall be at the Lender's sole cost and expense unless an Event of Default has occurred and is continuing at the time of such inspection, in which event the Borrower shall reimburse such Lender for its reasonable, actual out-of-pocket costs and expenses. Notwithstanding the foregoing, none of the Borrower or any Subsidiary shall be required to make available any information, the disclosure of which could result in a violation of, or expose the Borrower or any Subsidiary, to any material liability under any applicable law (including, without limitation, pursuant to HIPAA) or any agreement with any unaffiliated third party which is binding on the Borrower and/or any Subsidiary.

         6.8 Notices. Promptly give notice to the Administrative Agent for distribution to each Lender of:

          (a) the occurrence of any Default or Event of Default;

          (b) the following events: any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or
     (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries (i) in which injunctive or similar relief is sought with respect to any material

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                                                                              71

     operation of the Borrower or its Subsidiaries, (ii) which relates to any Loan Document or (iii) in which the Borrower or any Subsidiary is a party if an adverse decision therein is reasonably likely which would require the Borrower or any Subsidiary to pay more than $1,000,000 with respect to any single claim (or deliver assets the value of which exceeds such sum (whether or not the claim is considered to be covered by insurance)) or $10,000,000 in the aggregate;

          (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or reasonably should have notice of same:
     (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or
     (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan;

          (e) as soon as possible and in any event within 30 days of obtaining knowledge thereof: (i) any development, event, or condition that, individually or in the aggregate with other developments, events or conditions, could reasonably be expected to result in the payment by the Borrower and its Subsidiaries, in the aggregate, of a Material Environmental Amount; and (ii) any written notice that any governmental authority may deny any application for an Environmental Permit sought by, or revoke or refuse to renew any Environmental Permit held by, the Borrower;

          (f) the actual, pending or, to the extent the Borrower or its Subsidiaries has actual knowledge, threatened (i) revocation, suspension, probation, restriction, limitation, forfeiture or refusal to renew of any material License, or (ii) the issuance or pending issuance of any material License for a period of less than 12 months, as a consequence of sanctions imposed by any Governmental Authority, or (iii) the assessment or threatened or pending assessment, of any civil or criminal penalties by any Governmental Authority or agent, or any accreditation organization in an aggregate amount exceeding $1,000,000;

          (g) any action, including, but not limited to the amendment of any material License, or the issuance of any new material License or certification for a Living Facility, under which the Borrower and its Subsidiaries propose to (i) change any existing facility or service, to the extent such change could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (ii) eliminate any existing or proposed service, which action requires the Borrower or any of its Subsidiaries to seek either a certificate of need approval or exemption from certificate of need review or which requires amendment of any material License or the issuance of any new material License or certificate for a Living Facility, to the extent such elimination could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

          (h) the receipt by the Borrower or any of its Subsidiaries of any notice, claim or demand from any Governmental Authority which alleges that the Borrower or any of its Subsidiaries is in violation of any of the terms of, or has failed to comply with any

    Requirement of Law regulating their respective operations and business,

     including, but not limited to, the Centers for Medicare and Medicaid Services or any division thereof, to the extent the same could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

          (i) any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

          Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower or the relevant Subsidiary proposes to take with respect thereto.

         6.9 Deficiency Notices. Without implying any limitation on any other provisions of this Agreement or any of the other Loan Documents, furnish or cause to be furnished to the Administrative Agent immediately after receipt thereof copies of all (i) material Deficiency Notices, (ii) material Agency inspection reports, audits, surveys, investigations, reviews or evaluations,
(iii) notices and written communications from any state or any Agency relating to material adjustments in reimbursement amounts or to rate reviews, modifications of rates, inflation adjustments, rate agreements or the like, and
(iv) responses by, or on behalf of, the Borrower and its Subsidiaries with respect to any of the foregoing. The Borrower shall or shall cause the relevant Subsidiaries to commence promptly and diligently pursue the correction of the subject of each such material Deficiency Notice, and shall correct the subject of such Deficiency Notice promptly, but in any event on or prior to the date of expiration of any period allowed by the Agency for correction. The Borrower shall, at the Administrative Agent's reasonable request, promptly provide from time to time such cost estimates, reports and other information regarding any such correction by the Borrower and its Subsidiaries.

         6.10 Environmental Laws. (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply and maintain in all material respects with, and ensure that all tenants and subtenants obtain and comply and maintain in all material respects with, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

         (b) Conduct and complete in all material respects all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

         6.11 Additional Collateral, etc. With respect to any new Subsidiary (other than a Foreign Subsidiary) created or acquired in connection with an Acquisition after the Closing Date (for purposes of this paragraph, any existing Subsidiary that ceases to be a Foreign Subsidiary shall thereupon be deemed to have been created or acquired) by the Borrower or any of its Subsidiaries, promptly following the consummation of any such Acquisition (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Pledge Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security

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                                                                              73

interest in all of the Capital Stock of such new Subsidiary that is owned by the Borrower or any of its Subsidiaries, to the extent not otherwise prohibited pursuant to any Contractual Obligation existing as of the date of this Agreement, or under any Contractual Obligation assumed or entered into after the date of this Agreement as permitted by Section 7.12 hereof, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, if any, together with, if applicable, undated stock powers, in blank, executed and delivered by a duly authorized officer of the Borrower or such Subsidiary, as the case may be, and (iii) cause such new Subsidiary to the extent not otherwise prohibited pursuant to any Contractual Obligation existing as of the date of this Agreement, or under any Contractual Obligation assumed or entered into after the date of this Agreement as permitted by Section 7.12 hereof, (A) to become guarantor under the Guarantee and Pledge Agreement and (B) to take such actions reasonably necessary or advisable to grant to the Administrative Agent for the benefit of the Secured Parties a perfected first priority security interest in the Collateral described in the Guarantee and Pledge Agreement with respect to such new Subsidiary, including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Pledge Agreement or by applicable law or as may be reasonably requested by the Administrative Agent; provided that, the provisions of this Section 6.11 shall apply only with respect to a newly acquired or created Subsidiary in which the Borrower or any of its Subsidiaries (for the avoidance of doubt, such term in this instance shall refer solely to those Subsidiaries directly or indirectly owned by the Borrower prior to the time of such Acquisition) has a direct ownership interest.

         6.12 Further Assurances. From time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take such actions, as the Administrative Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents, or of more fully perfecting or renewing the rights of the Administrative Agent and the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by the Borrower or any Subsidiary which may be deemed to be part of the Collateral) pursuant hereto or thereto. Upon the exercise by the Administrative Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent or such Lender may be reasonably required to obtain from the Borrower or any of its Subsidiaries for such governmental consent, approval, recording, qualification or authorization.

         6.13 Resident Agreements. Deliver, or cause to be delivered, to the Administrative Agent when reasonably requested by the Administrative Agent, all information reasonably requested by the Administrative Agent with respect to all Resident Agreements, excluding, however any medical or other private resident information.

         6.14 Census Report and Surveys. Deliver to the Administrative Agent, promptly following the reasonable request of the Administrative Agent, reports prepared on a consolidated basis of the periodic resident census of the Living Facilities, including summaries of (i) the source of payment, (ii) licensure survey results and (iii) accreditation survey results and

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                                                                              74

such other information relating to the operation of each Living Facility as may reasonably be requested by the Administrative Agent from time to time, in each case, on a consolidated basis.

                         SECTION 7. NEGATIVE COVENANTS

         The Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding (except to the extent such Letters of Credit are fully cash collateralized in accordance with this Agreement) or any Loan or other amount is owing to any Lender or any Agent hereunder, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

         7.1 Financial Condition Covenants.

         (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                                       Consolidated
                Fiscal Quarter                       Leverage Ratio
--------------------------------------------------------------------------------
FQ4 2006 through FQ2 2007                             7.25 to 1.00
FQ3 2007 through FQ4 2007                             6.75 to 1.00
FQ1 2008 through FQ2 2008                             6.00 to 1.00
FQ3 2008 and each fiscal quarter thereafter           5.75 to 1.00

; provided, that for the purposes of determining the ratio described above for the fiscal quarters of the Borrower ending December 31, 2006, Consolidated EBITDA for the relevant period shall be deemed to equal Consolidated EBITDA for each previous fiscal quarter commencing after the Closing Date multiplied by 4/3.

         (b) Consolidated Adjusted Leverage Ratio. Permit the Consolidated Adjusted Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                                      Consolidated
                                                   Adjusted Leverage
                Fiscal Quarter                           Ratio
--------------------------------------------------------------------------------
FQ4 2006 through FQ2 2007                             8.75 to 1.00
FQ3 2007 through FQ4 2007                             8.25 to 1.00
FQ1 2008 through FQ2 2008                             8.00 to 1.00
FQ3 2008 through FQ4 2008                             7.75 to 1.00
FQ1 2009 and each fiscal quarter thereafter           7.50 to 1.00

; provided, that for the purposes of determining the ratio described above for the fiscal quarters of the Borrower ending December 31, 2006, Consolidated EBITDAR for the relevant period shall be deemed to equal Consolidated EBITDAR for each previous fiscal quarter after the Closing Date multiplied by 4/3.

         (c) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                                      Consolidated
                                                      Fixed Charge
                Fiscal Quarter                       Coverage Ratio
--------------------------------------------------------------------------------
FQ4 2006 through FQ2 2007                             1.20 to 1.00
FQ3 2007 through FQ4 2007                             1.25 to 1.00
FQ1 2008 through FQ2 2008                             1.30 to 1.00
FQ3 2008 and each fiscal quarter thereafter           1.35 to 1.00

; provided, that for the purposes of determining the ratio described above for the fiscal quarters of the Borrower ending December 31, 2006, Consolidated EBITDAR for the relevant period shall be deemed to equal Consolidated EBITDAR for each previous fiscal quarter commencing after the Closing Date multiplied by 4/3.

         (d) Maintenance of Tangible Net Worth. Permit Tangible Net Worth at any time after the Closing Date to be less than $800,000,000.

         7.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

         (a) Indebtedness of any Loan Party pursuant to any Loan Document;

         (b) Indebtedness of (i) the Borrower to any Subsidiary, (ii) any Subsidiary Guarantor to the Borrower or any other Subsidiary, (iii) to the extent the same does not exceed $50,000,000 in the aggregate at any one time outstanding, any Subsidiary to the Borrower or any Subsidiary Guarantor and (iv) any Subsidiary (other than a Subsidiary Guarantor) to any other Subsidiary;

         (c) Capital Lease Obligations (i) assumed by the Borrower and its Subsidiaries in connection with any Acquisition; provided that, at the time of the assumption of such Capital Lease Obligations, a certificate of a Responsible Officer shall have been delivered to the Administrative Agent, which shall include a computation demonstrating Pro Forma Compliance with the financial covenants contained in Section 7.1 after giving effect to such Capital Lease Obligations; provided further that, such Capital Lease Obligations existed at the time of such Acquisition and were not created in connection therewith or in contemplation thereof, or (ii) to the extent not otherwise permitted by clause
(i) of this Section 7.2(c) or 7.2(d), incurred by the Borrower and its Subsidiaries in an aggregate amount not exceeding $5,000,000 at any one time outstanding;


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                                                                              76

         (d) Indebtedness outstanding on the date hereof (or contemplated by the existing documentation evidencing such Indebtedness) and listed on Schedule 7.2(d) and any refinancings, refundings, consolidations, renewals or extensions thereof (without any increase in the principal amount thereof or any shortening of the maturity of any principal amount thereof);

         (e) Guarantee Obligations made in the ordinary course of business by the Borrower or any of its Subsidiaries of (i) obligations of the Borrower or any Subsidiary Guarantor, (ii) obligations under any operating lease, (iii) Capital Lease Obligations permitted or assumed pursuant to Section 7.2(c) or
(d), (iv) Construction Indebtedness, in an aggregate amount not to exceed $300,000,000 at any one time outstanding, (v) obligations of other Non-Recourse Subsidiary Borrowers in the same pool financing and (vi) obligations of any Subsidiary in an aggregate amount not exceeding $75,000,000 at any one time outstanding to the extent not otherwise permitted by Section 7.2(d) or clauses
(i), (ii), (iii), (iv) or (v) of this Section 7.2(e);

         (f) Indebtedness in respect of the Subsidiaries of the Borrower secured by fee-owned or leasehold real property of the Subsidiaries of the Borrower and any related Property permitted by Section 7.3(h); provided that, with respect to any such Indebtedness (w) such Indebtedness may be recourse against the Non-Recourse Subsidiary Borrower that is the borrower under such Indebtedness,
(x) such Indebtedness shall not mature prior to November 15, 2009, (y) neither the Borrower nor any of its Subsidiaries (other than the Non-Recourse Subsidiary Borrower thereunder or other Non-Recourse Subsidiary Borrowers that are party to such Indebtedness in the case of a pool financing) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) or is directly or indirectly liable (as guarantor or otherwise), other than as guarantor for fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities, prohibited transfers, violations of single purpose entity covenants, and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate guaranty or indemnification agreements in non-recourse financing of real estate and any other Guarantee Obligations permitted by
Section 7.2(e), and (z) as to which the lenders thereunder will not have any recourse to the Capital Stock or assets of the Borrower and any of its Subsidiaries (other than the Non-Recourse Subsidiary Borrower or other Non-Recourse Subsidiary Borrowers that are party to such Indebtedness in the case of a pool financing) other than the assets securing such Indebtedness, additions, accessions and improvements thereto and proceeds thereof, the Capital Stock of the related Non-Recourse Subsidiary Borrower or other Non-Recourse Subsidiary Borrowers that are party to such Indebtedness in the case of a pool financing and, in the case of the Borrower or any Subsidiary, recourse against such party for any such Indebtedness for fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities, prohibited transfers, violation of single purpose entity covenants, and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate guaranty or indemnification agreements in non-recourse financing of real estate and any other Guarantee Obligations permitted by
Section 7.2(e); provided further that, the Borrower shall deliver to the Administrative Agent a pro forma Compliance Certificate (i) certifying that, after giving effect to such additional Indebtedness, no Event of Default shall exist and (ii) containing all information and calculations necessary, and taking into consideration such additional Indebtedness, for determining Pro Forma Compliance with the provisions of Section 7.1 hereof. For the purposes of this Section 7.2, pledges of Hedge Agreements and posting of letters of credit in lieu of reserves shall not constitute credit support;

         (g) Construction Indebtedness in respect of the Subsidiaries of the Borrower secured by fee-owned or leasehold real property of the Subsidiaries of the Borrower and any related Property permitted by Section 7.3(h); provided that, with respect to any such Indebtedness (w) such Construction Indebtedness may be recourse against the Non-Recourse Subsidiary Borrower that is the borrower under such Indebtedness, (x) such Indebtedness shall not mature prior to November 15, 2009, (y) neither the Borrower nor any of its Subsidiaries (other than the Non-Recourse Subsidiary Borrower thereunder) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) or is directly or indirectly liable (as guarantor or otherwise), other than as guarantor for fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities, prohibited transfers, violations of single purpose entity covenants, and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate guaranty or indemnification agreements in non-recourse financing of real estate and any other Guarantee Obligations permitted by Section 7.2(e), and (z) as to which the lenders thereunder will not have any recourse to the Capital Stock or assets of the Borrower and any of its Subsidiaries other than the assets securing such Indebtedness, additions, accessions and improvements thereto and proceeds thereof, the Capital Stock of any Non-Recourse Subsidiary Borrower and, in the case of the Borrower or any Subsidiary, recourse against the assets of such party for any such Indebtedness for fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities, prohibited transfers, violation of single purpose entity covenants, and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate guaranty or indemnification agreements in non-recourse financing of real estate and any other Guarantee Obligations permitted by Section 7.2(e); provided further that, the Borrower shall deliver to the Administrative Agent a pro forma Compliance Certificate (i) certifying that, after giving effect to such additional Indebtedness, no Event of Default shall exist and (ii) containing all information and calculations necessary, and taking into consideration such additional Indebtedness, for determining Pro Forma Compliance with the provisions of Section 7.1 hereof. For the purposes of this Section 7.2, pledges of Hedge Agreements, posting of letters of credit in lieu of reserves and completion guarantees by the Borrower or any of its Subsidiaries shall not constitute credit support;


         (h) Indebtedness (excluding any Recourse Indebtedness except to the extent such Recourse Indebtedness does not exceed $75,000,000 in the aggregate outstanding at any one time) assumed by the Borrower or any Subsidiary in connection with any Acquisition; provided that, such Indebtedness existed at the time of such Acquisition and was not created in connection therewith or in contemplation thereof; and provided, further, that the Borrower shall deliver to the Administrative Agent a pro forma Compliance Certificate (i) certifying that, after giving effect to such additional

Indebtedness, no Event of Default shall exist and (ii) containing all information and calculations necessary, and taking into consideration such additional Indebtedness, for determining Pro Forma Compliance with the provisions of Section 7.1 hereof;

         (i) Indebtedness of a Non-Recourse Subsidiary Borrower secured solely by the Capital Stock of the Non-Recourse Subsidiary Borrower or any other Non-Recourse Subsidiary Borrower; provided that, the Borrower shall deliver to the Administrative Agent a pro forma Compliance Certificate (i) certifying that, after giving effect to such additional Indebtedness, no Event of Default shall exist and (ii) containing all information and calculations necessary, and taking into consideration such additional Indebtedness, for determining Pro Forma Compliance with the provisions of Section 7.1 hereof;

         (j) letters of credit set forth on Schedule 7.2(j) which will be outstanding on the Closing Date, provided that, such letters of credit have been terminated on or prior to December 15, 2007; and

         (k) additional unsecured Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount (for the Borrower and all Subsidiaries) not to exceed $30,000,000 at any one time outstanding.

         7.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except for:

          (a) Liens for taxes not yet delinquent or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

          (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

          (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) easements, rights-of-way, restrictions and other similar encumbrances that, in the aggregate, do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

          (f) Liens in existence on the date hereof listed on Schedule 7.2(d), securing Indebtedness permitted by Section 7.2(d); provided, that no such Lien is spread to cover any additional Property after the Closing Date and that the amount of Indebtedness secured thereby is not increased other than, in each case, in connection with any consolidation of such Indebtedness;

          (g) Liens securing Indebtedness of the Borrower or any other Subsidiary incurred pursuant to Section 7.2(c) to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased, other than to make improvements to the original Property financed by such Indebtedness, and
     (iv) the amount of Indebtedness initially secured thereby is not more than 100% of the purchase price of such fixed or capital asset;

          (h) Liens on fee-owned property or real property leases of the Borrower and its Subsidiaries and any related Property (other than the Capital Stock of the Borrower and any Subsidiary that is not a Non-Recourse Subsidiary Borrower) customarily granted or pledged by a borrower to its lender in connection with non-recourse financing including, without limitation, any personal property located on or related to such Property, any contracts, receivables and general intangibles related to such real property and any Hedge Agreements relating to the Indebtedness (and any proceeds from any of the foregoing) which Liens secure Indebtedness permitted by Sections 7.2(f) and (g); provided that, in each case, (i) such Liens shall be created substantially simultaneously with the incurrence of such Indebtedness and (ii) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness, other than, in each case, in connection with any consolidations of such Indebtedness;

          (i) Liens securing Indebtedness permitted by Section 7.2(h); provided that, (i) such Liens do not at any time encumber any Property other than the Property acquired with such Indebtedness, other than, in each case, in connection with any consolidations of such Indebtedness and (ii) the amount of Indebtedness secured thereby is not increased, other than to make improvements to the original Property financed by such Indebtedness;

          (j) Liens created pursuant to the Security Documents;

          (k) any Lien in favor of, or interest or title of a lessor under any lease entered into by the Borrower or any other Subsidiary in the ordinary course of its business and covering only the assets so leased and/or Property of the lessee under such lease located at or used in connection with the real property that is the subject of such lease;

          (l) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8(h); and

          (m) Liens on the Capital Stock of a Non-Recourse Subsidiary Borrower securing Indebtedness permitted by Section 7.2(i); provided that, in each case, (i) any such Lien shall be created substantially simultaneously with the incurrence of such Indebtedness and (ii) any such Lien does not at any time encumber any Property other than the Property financed by such Indebtedness, other than, in each case, in connection with any consolidations of such Indebtedness.

         7.4 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Property or business, except that:

          (a) any Person (including, without limitation, any Subsidiary) may be merged or consolidated (i) with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation), (ii) with or into any Subsidiary Guarantor (provided that (x) the Subsidiary Guarantor shall be the continuing or surviving corporation or (y) simultaneously with, or promptly after the consummation of, such transaction, the continuing or surviving corporation shall become a Subsidiary Guarantor and the Borrower shall comply with Section 6.11 in connection therewith) or
     (iii) with or into any Subsidiary of the Borrower (other than a Subsidiary Guarantor) (provided that, after giving effect to such transaction, the continuing or surviving entity shall be a Subsidiary of the Borrower); and

          (b) any Subsidiary of the Borrower may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other Subsidiary (provided that a Subsidiary Guarantor may not Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) except to the Borrower or another Subsidiary Guarantor.

         7.5 Limitation on Disposition of Property. Dispose of any of its Property (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

          (a) the Disposition of obsolete or worn out property in the ordinary course of business;

          (b) the sale of inventory in the ordinary course of business;

          (c) Dispositions permitted by Section 7.4(b);

          (d) the sale or issuance of (i) any Subsidiary's Capital Stock to the Borrower or any Subsidiary Guarantor or (ii) any Subsidiary's Capital Stock (other than the Capital Stock of a Subsidiary Guarantor) to the Borrower or any other Subsidiary;

          (e) the Disposition of other assets the net proceeds of which shall not exceed $100,000,000 in the aggregate for any fiscal year of the Borrower; and


          (f) any Recovery Event, provided, that the requirements of Section 2.10(b) are complied with in connection therewith.

         7.6 Limitation on Restricted Payments. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of the Borrower or any Subsidiary, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary, or enter into any derivatives or other transaction with any financial institution, commodities or stock exchange or clearinghouse (a "Derivatives Counterparty") obligating the Borrower or any Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of any such Capital Stock (collectively, "Restricted Payments"), except that:

          (a) subject to Section 7.19, (i) any Subsidiary Guarantor may make Restricted Payments to the Borrower or any Subsidiary Guarantor and (ii) any Subsidiary (other than a Subsidiary Guarantor) may make Restricted Payments to the Borrower or any other Subsidiary;

          (b) the Borrower may make Restricted Payments in the form of common stock of the Borrower;

          (c) the Borrower may pay dividends to the holders of its Capital Stock, provided that, at the time of such Restricted Payment, a certificate of a Responsible Officer shall have been delivered to the Administrative Agent, which shall include (i) a computation demonstrating Pro Forma Compliance with the financial covenants contained in Section 7.1 after giving effect to such Restricted Payment and (ii) a certification that no Default or Event of Default shall have occurred and be continuing at such time or after giving effect to such Restricted Payment; and

          (d) the Borrower may purchase the Borrower's common stock or common stock options from present or former officers or employers of the Borrower or any Subsidiary upon the death, disability or termination of employment of such officer or employee, provided, that the aggregate amount of payments under this paragraph subsequent to the date hereof (net of any proceeds received by the Borrower subsequent to the date hereof in connection with resales of any common stock or common stock options so purchased) shall not exceed $5,000,000.

         7.7 Limitation on Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting an ongoing business from, or make any other investment in, any other Person (all of the foregoing, "Investments"), except:

          (a) extensions of trade credit in the ordinary course of business;

          (b) Investments in Cash Equivalents;

          (c) Investments arising in connection with the incurrence of Indebtedness permitted by Section 7.2(b) and (e);

          (d) loans and advances to employees of the Borrower or any Subsidiaries of the Borrower in the ordinary course of business (including, without limitation, for travel, entertainment and relocation expenses) in an aggregate amount for the Borrower and Subsidiaries of the Borrower not to exceed $100,000 at any one time outstanding;

          (e) Investments outstanding on the date hereof and described on
     Schedule 7.7(e);

          (f) Acquisitions that are consistent with, and otherwise in connection with, those businesses in which the Borrower and its Subsidiaries are engaged on the date hereof and/or that are reasonably related thereto, including, without limitation, any advance, any loan or extension of credit made by the Borrower and its Subsidiaries to the seller on an interim basis in connection with any such Acquisition on account or in lieu of the consideration for such Acquisition pursuant to the terms of an acquisition agreement among the Borrower and/or the relevant Subsidiary and the seller; provided that, at the time of such Investment, a certificate of a Responsible Officer shall have been delivered to the Administrative Agent, which shall include (A) a computation demonstrating Pro Forma Compliance with the financial covenants contained in Section 7.1 after giving effect to such Investment and (B) a certification that no Default or Event of Default shall have occurred and be continuing at such time or after giving effect to such Investment;

          (g) Investments (other than those relating to the incurrence of Indebtedness permitted by Section 7.7(c)) by the Borrower or any of its Subsidiaries in the Borrower or any Person that, prior to such Investment, is a Subsidiary Guarantor; and

          (h) Investments by a Subsidiary of the Borrower (other than a Subsidiary Guarantor) in another Subsidiary of the Borrower (other than a Subsidiary Guarantor).

         7.8 Limitation on Modifications of Certificate of Incorporation. Amend its certificate of incorporation in any manner determined by the Administrative Agent to be adverse to the Lenders.

         7.9 Limitation on Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Borrower or any Subsidiary Guarantor) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of the Borrower or such Subsidiary, as the case may be, and (c) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate.

         7.10 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary, unless such Net Cash Proceeds of such arrangement are applied in accordance with Section 2.10.


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         7.11 Limitation on Changes in Fiscal Periods. Permit the fiscal year of the Borrower to end on a day other than December 31 or change the Borrower's method of determining fiscal quarters.

         7.12 Limitation on Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of the Collateral or revenues, whether now owned or hereafter acquired, to secure the Obligations or, in the case of any guarantor, its obligations under the Guarantee and Pledge Agreement, other than this Agreement and the other Loan Documents and other than (i) any such agreement which exists as of the date hereof, or (ii) any such agreement assumed or created after the date hereof which (A) is assumed by the Borrower or any of its Subsidiaries in connection with any Acquisition permitted by Section 7.7(f), (B) is an agreement governing Indebtedness permitted by Sections 7.2(c), (d), (f),
(g), (h) or (i), or (C) is a customary provision in leases, subleases, licenses, contracts for management or development of Property and other contracts restricting the same; provided that, any such prohibition or limitation referred to above in this Section created after the date hereof shall only be effective against the Property or Person acquired in such Acquisition, financed by or party to such Indebtedness or that is the subject of or party to such other leases, subleases, license or contracts.

         7.13 Limitation on Restrictions on Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary, (b) make Investments in the Borrower or any other Subsidiary or (c) transfer any of its assets to the Borrower or any other Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, (iii) any encumbrance or restriction contained in any agreement governing Indebtedness permitted by Sections 7.2(c), (d), (f), (g), (h) or (i) or any other agreement existing on the date hereof or assumed in connection with any Acquisition permitted by
Section 7.7(f), (iv) any customary provisions in leases, subleases, licenses, contracts for management or development of Property and other contracts restricting the same and (v) any restriction existing by reason of applicable law; provided that, any such encumbrance or restriction referred to above in this Section created by agreement after the date hereof shall only be effective against, and as to distributions made by, the Person acquired in such Acquisition, financed by or party to such Indebtedness or that is the subject of or party to such other leases, subleases, license or contracts.

         7.14 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or that are reasonably related thereto.

         7.15 Limitation on Hedge Agreements. Enter into any Hedge Agreement other than Hedge Agreements entered into in the ordinary course of business, and not for speculative purposes, to protect against changes in interest rates or foreign exchange rates.

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                                                                              84

         7.16 Licenses. Permit any breach, withdrawal, rating reduction, restriction, suspension, probation, failure to renew, cancellation, rescission, termination, lapse or forfeiture of any License, permit, right, franchise or privilege necessary for the ownership or operation of any Living Facility for the purposes for which such Living Facility is currently being operated except, in each case, to the extent the same could, individually or in the aggregate, not reasonably be expected to have a Material Adverse Effect.

         7.17 Limitation on Certain Agreements. Permit any breach, withdrawal, restriction, suspension, probation, failure to renew, cancellation, rescission, termination, lapse, alteration, forfeiture or modification of any Operating Agreement and Management Contract except, in each case, to the extent the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         7.18 Limitation on Foreign Subsidiaries. Create or acquire (i) any Foreign Subsidiary, or (ii) any Subsidiary whose only assets are entities not organized under the laws of any jurisdiction within the United States of America.

         7.19 Subsidiary Dividends. Notwithstanding the terms of Section 7.6 hereof, fail to cause each indirect Subsidiary of the Borrower to pay dividends or make distributions or to transfer to its parent, or fail to cause each direct Subsidiary of the Borrower to pay dividends or make distributions or to transfer to the Borrower, an amount not less than such Subsidiary's excess cash flow in the ordinary course of business but in any event not less than once each quarter, except to the extent prohibited by (i) any encumbrance or restriction contained in any agreement governing Indebtedness permitted by Sections 7.2(c),
(d), (f), (g), (h) or (i) or any other agreement existing on the date hereof or assumed in connection with any Acquisition permitted by Section 7.7(f), (ii) any customary provisions in leases, subleases, licenses, contracts for management or development of Property and other contracts restricting the same, and (iii) any restriction existing by reason of applicable law; provided that, any such encumbrance or restriction referred to above in this Section created by agreement after the date hereof shall only be effective against, and as to distributions by, the Person acquired in such Acquisition, financed by or party to such Indebtedness or that is the subject of or party to such other leases, subleases, license or contracts.

                          SECTION 8. EVENTS OF DEFAULT

         If any of the following events shall occur and be continuing:

          (a) the Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof or thereof; or

          (b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this

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                                                                              85

     Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made or furnished; or

          (c) any Loan Party shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 6.4(a) (with respect to the Borrower only), Section 6.8(a) or Section 7, or in Section 5 of the Guarantee and Pledge Agreement; or

          (d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date on which a Responsible Officer should have known or has reason to know of such default and (ii) the date on which the Borrower has received written notice of such failure from the Administrative Agent, or if such default is of a nature that it cannot with reasonable effort be completely remedied within said period of 30 days such additional period of time as may be reasonably necessary to cure same, provided the applicable Loan Party commences such cure with such 30 day period and diligently prosecutes same, until completion, but in no event shall such extended period exceed 60 days; or

          (e) the Borrower or any of its Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Loans and Reimbursement Obligations) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $10,000,000; or

          (f) (i) the Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other

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                                                                              86

     similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or
     (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (g) (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

          (h) one or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries by a court of competent jurisdiction, or the Borrower or any of its Subsidiaries enters into a settlement agreement with any Governmental Authority or Agency, in each case, involving for the Borrower and its Subsidiaries taken as a whole a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $10,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

          (i) any of the Security Documents shall cease, for any reason (other than by reason of the express release thereof pursuant to Section 10.15), to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien


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                                                                              87

     created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

          (j) the guarantee contained in Section 2 of the Guarantee and Pledge Agreement shall cease, for any reason (other than by reason of the express release thereof pursuant to Section 10.15), to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or

          (k) any Change of Control shall occur; or

          (l) if the United States Department of Health and Human Services, Office of the Inspector General, or any federal, state or local Agency brings a claim, demand or cause of action against the Borrower or any of its Subsidiaries or any shareholders, partners, members, directors, officers, employees or agents of the Borrower or any of its Subsidiaries for violation of Section 1128A, 1128C or 1877 of the Social Security Act (42 U.S.C. Sections 1320a-7a, 1320a-7c and 1395nn), the False Claims Act (31 U.S.C. Section 3729 et seq.), the Program Fraud Civil Remedies Act of 1986 (31 U.S.C. Section 3801 et seq.) or other similar Requirements of Law, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Revolving Credit Lenders, the Administrative Agent may, or upon the request of the Majority Revolving Credit Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Credit Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments shall immediately terminate; (ii) LaSalle may, by notice to the Borrower and the Administrative Agent, declare the LaSalle L/C Commitment to be terminated forthwith, whereupon the LaSalle L/C Commitment shall immediately terminate; and (iii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. In the case of all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a L/C Collateral Account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired face amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall

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                                                                              88

be applied to repay other obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto).


                             SECTION 9. THE AGENTS

         9.1 Appointment. Each Lender hereby irrevocably designates and appoints the Agents as the agents of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent.

         9.2 Delegation of Duties. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties; provided, that, any person receiving and paying amounts from the Borrower to the Lenders must be a "U.S. person" and a "financial institution," as such terms are defined in Treasury Regulations section 1.1441-1. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         9.3 Exculpatory Provisions. Neither any Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.


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                                                                              89

         9.4 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Loan Parties), independent accountants and other experts selected by such Agent. The Agents shall deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 10.6 and all actions required by such
Section in connection with such transfer shall have been taken. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

         9.5 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent shall have received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent shall receive such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         9.6 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither any of the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own

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                                                                              90

credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

         9.7 Indemnification. The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), for, and to save each Agent harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

         9.8 Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

         9.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the


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                                                                              91

Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. A Co-Syndication Agent may, at any time, by notice to the Lenders and the Administrative Agent, resign as Co-Syndication Agent hereunder, whereupon the duties, rights, obligations and responsibilities of a Co-Syndication Agent hereunder shall automatically be assumed by, and inure to the benefit of, the Administrative Agent, without any further act by the Co-Syndication Agent, the Administrative Agent or any Lender. After any retiring Agent's resignation as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

         9.10 Authorization to Release Liens and Guarantees. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to effect any release of Liens or guarantee obligations contemplated by Section 10.15.

         9.11 The Joint Lead Arrangers; the Co-Arrangers; the Co-Syndication Agents; the Co-Documentation Agents. Neither the Joint Lead Arrangers, the Co-Arrangers, the Co-Syndication Agents nor the Co-Documentation Agents, in their respective capacities as such, shall have any duties or responsibilities, nor shall any such Person incur any liability, under this Agreement and the other Loan Documents.


                           SECTION 10. MISCELLANEOUS

         10.1 Amendments and Waivers. Neither this Agreement or any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders, the Borrower and each other Loan Party party to the relevant Loan Document may, or (with the written consent of the Required Lenders) the Administrative Agent, the Borrower and each other Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents (including amendments and restatements hereof or thereof) for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as may be specified in the instrument of waiver, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

         (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan or Reimbursement Obligation, reduce the stated rate of any interest or fee payable under this Agreement (except (x) in connection with the waiver of applicability

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                                                                              92

     of any post-default increase in interest rates (which waiver shall be effective with the consent of the Required Lenders, or in the case of each L/C Facility, the applicable Issuing Lender) and (y) that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i)) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Commitment of any Lender, in each case without the consent of each Lender directly affected thereby;

         (ii) amend, modify or waive any provision of this Section or reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their guarantee obligations under the Guarantee and Pledge Agreement, in each case without the consent of all the Lenders;

         (iii) amend, modify or waive any condition precedent to any Extension of Credit under the Revolving Credit Facility set forth in Section 5.2 (including, without limitation, the waiver of an existing Default or Event of Default required to be waived in order for such Extension of Credit to be made) without the consent of the Majority Revolving Credit Lenders;

         (iv) amend, modify or waive any condition precedent to any Extension of Credit under any L/C Facility set forth in Section 5.2 (including, without limitation, the waiver of an existing Default or Event of Default required to be waived in order for such Extension of Credit to be made) without the consent of the applicable Issuing Lender;

         (v) reduce the percentage specified in the definition of Required Lenders without the consent of all of the Lenders under such Facility;

         (vi) amend, modify or waive any provision of Section 9, or any other provision affecting the rights, duties or obligations of any Agent, without the consent of any Agent directly affected thereby;

         (vii) amend, modify or waive any provision of Section 2.3 or 2.4 without the consent of the Swing Line Lender;

         (viii) amend, modify or waive any provision of Section 2.16 without the consent of each Lender directly affected thereby;

         (ix) amend, modify or waive any provision of Section 3 without the consent of LaSalle;

         (x) amend, modify or waive any provision of Section 3A without the consent of Bank of America; or

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                                                                              93

         (xi) impose restrictions on assignments and participations that are more restrictive than, or additional to, those set forth in Section 10.6 without the consent of each Lender directly affected thereby.

Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Any such waiver, amendment, supplement or modification shall be effected by a written instrument signed by the parties required to sign pursuant to the foregoing provisions of this Section; provided, that delivery of an executed signature page of any such instrument by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

         For the avoidance of doubt, this Agreement and any other Loan Document may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, the Borrower and each other Loan Party to each relevant Loan Document (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof (collectively, the "Additional Extensions of Credit") to share ratably in the benefits of this Agreement and the other Loan Documents with the Revolving Credit Loans and the Letters of Credit and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders; provided, however, that no such amendment shall permit the Additional Extensions of Credit to share ratably with or with preference to the Loans in the application of mandatory prepayments without the consent of the Required Lenders.

         10.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed (a) in the case of the Borrower and the Agents, as follows and (b) in the case of the Lenders, as set forth in an administrative questionnaire delivered to the Administrative Agent or on Schedule I to the Lender Addendum to which such Lender is a party, or, in the case of a Lender which becomes a party to this Agreement pursuant to an Assignment and Acceptance, in such Assignment and Acceptance or (c) in the case of any party, to such other address as such party may hereafter notify to the other parties hereto:

        The Borrower:

                 Brookdale Senior Living Inc.
                 330 North Wabash, Suite 1400
                 Chicago, IL 60611
                 Attention:  R. Stanley Young, Executive Vice President
                             and Chief Financial Officer
                 Telecopy:  (312) 977-3699
                 Telephone:  (312) 977-3720

                 and:

                 Attention:  T. Andrew Smith
                 Telecopy: (866) 309-2654
                 Telephone: (312) 977-3763

                 with a copy to:

                 Skadden, Arps, Slate, Meagher & Flom LLP
                 Four Times Square
                 New York, New York 10036
                 Attention: Martha Feltenstein, Esq.
                 Telecopy: (212) 735-2272
                 Telephone: (917) 777-2272

        The Co-Syndication Agents:

                 LaSalle Bank National Association
                 135 South LaSalle Street
                 Chicago, IL 60603
                 Attention:  Bluma Broner
                 Telecopy:  (312) 904-4364
                 Telephone:  (312) 904-1997

                 and

                 Bank of America, N.A.
                 CA4-702-02-05
                 Building B
                 2001 Clayton Road
                 Concord, California 94520-2405
                 Attention: Mr. Arthur K. Khoo
                 Telecopy:  (888) 203-0618
                 Telephone:  (925) 675-8395

                 with a copy to:

                 NC1-007-17-11
                 100 North Tryon Street
                 Charlotte, North Carolina 28255
                 Attention:  Mr. Zubin R. Shroff
                 Telecopy:  (704) 388-6002
                 Telephone:  (704) 387-1340

        The Co-Documentation Agents:

                 Goldman Sachs Credit Partners L.P.
                 1 New York Plaza
                 12th Floor
                 New York, New York 10004
                 Attention:  Elizabeth Fischer
                 Telecopy:  (212) 357-0926
                 Telephone:  (212) 902-1021

                 and

                 Citicorp North America, Inc.
                 390 Greenwich Street
                 New York, New York 10013
                 Attention:  Emegene Mahabir
                 Telecopy:  (212) 994-0894
                 Telephone:  (302) 894-6028

                          with a copy to:

                 Attention: Rob Ziemer
                 Telecopy:  (646) 291-1655
                 Telephone:  (212) 723-6734

        The Administrative Agent:

                 Lehman Commercial Paper Inc.
                 745 Seventh Avenue, 5th Floor
                 New York, New York 10019
                 Attention:  Carmen Pi-Santana
                 Telecopy:  (212) 526-6643
                 Telephone:  (212) 526-6590

96

                 with a copy to:

                 Trimont Real Estate Advisors
                 Attention:  John Schwartz
                 Telecopy:  (404) 582-8918
                 Telephone:  (404) 420-5509

        Issuing Lenders:

                 As notified by each Issuing Lender to the Administrative Agent and the Borrower

provided that any notice, request or demand to or upon any Agent, the Issuing Lenders or any Lender shall not be effective until received.

         Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

         10.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         10.4 Survival of Representations and Warranties. All representations and warranties made herein, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other Extensions of Credit hereunder.

         10.5 Payment of Expenses. The Borrower agrees (a) to pay or reimburse the Agents for all their reasonable out-of-pocket costs and expenses incurred in connection with the syndication of the Facilities (other than fees payable to syndicate members) and the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of Intralinks, (b) to pay or reimburse each Lender and the Agents for all their costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement,

97


the other Loan Documents and any other documents prepared in connection herewith or therewith, including, without limitation, the fees and disbursements of counsel (including the allocated fees and disbursements and other charges of in-house counsel) to each Lender and of counsel to the Agents, (c) to pay, indemnify, or reimburse each Lender and the Agents for, and hold each Lender and the Agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify or reimburse each Lender, each Agent, their respective affiliates, and their respective officers, directors, trustees, employees, advisors, agents and controlling persons (each, an "Indemnitee") for, and hold each Indemnitee harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by an Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds thereof (including any refusal by an Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Materials of Environmental Concern on or from any property owned, occupied or operated by the Borrower or any of its Subsidiaries, or any environmental liability related in any way to the Borrower or any of its Subsidiaries or any or their respective properties, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by any third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto (all the foregoing in this clause (d), collectively, the "Indemnified Liabilities"), but excluding, in each case, taxes which shall be governed solely by Sections 2.17 and 2.18, provided, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by unauthorized persons of information or other materials sent through electronic, telecommunications or other information transmission systems that are intercepted by such persons or for any special, indirect, consequential or punitive damages in connection with the Facilities. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries so to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section shall be payable not later than 30 days after written demand therefor. Statements payable by the Borrower pursuant to this Section shall be submitted to T. Andrew Smith, General Counsel (Telephone No. (312) 977-3763) (Fax No. (866) 309-2654), at the address of the Borrower set forth in Section 10.2, or to such other Person or address as may be hereafter designated by the Borrower in a written notice to the Administrative Agent. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

         10.6 Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agents, all future holders of the Loans and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agents and each Lender.

         (b) Any Lender may, without the consent of the Borrower, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a "Participant") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would require the consent of all Lenders pursuant to Section 10.1. The Borrower agrees that if amounts outstanding under this Agreement and the Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 10.7(a) as fully as if such Participant were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.17, 2.18 or 2.19 with respect to its participation in the Commitments and the Loans outstanding from time to time as if such Participant were a Lender; provided that, in the case of Section 2.18, such Participant shall have complied with the requirements of said Section, and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

         (c) Any Lender (an "Assignor") may, in accordance with applicable law and upon written notice to the Administrative Agent, at any time and from time to time assign to any Lender or any affiliate, Related Fund or Control Investment Affiliate thereof or, with the written consent of the Borrower and the Administrative Agent and, in the case of any assignment of

99

Revolving Credit Commitments, the written consent of the Swing Line Lender and Bank of America (which, in each case, shall not be unreasonably withheld or delayed) (provided that no such consent need be obtained by any Agent), to an additional bank, financial institution or other entity (an "Assignee") all or any part of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance, substantially in the form of Exhibit D (an "Assignment and Acceptance"), executed by such Assignee and such Assignor (and, where the consent of the Borrower, Swing Line Lender or the Administrative Agent is required pursuant to the foregoing provisions, by the Borrower and such other Persons) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that no such assignment to an Assignee (other than any Lender or any affiliate thereof) shall be in an aggregate principal amount of less than $3,000,000 (other than, in each case, in the case of an assignment of all of a Lender's interests under this Agreement) and, after giving effect thereto, the assigning Lender (if it shall retain any Commitments or Loans) shall have Commitments and Loans aggregating at least $3,000,000, in each case, unless otherwise agreed by the Borrower and the Administrative Agent. Any such assignment need not be ratable as among the Facilities. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments and/or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor's rights and obligations under this Agreement, such Assignor shall cease to be a party hereto, except as to Section 2.17, 2.18 and 10.5 in respect of the period prior to such effective date). Notwithstanding any provision of this Section, the consent of the Borrower shall not be required for any assignment that occurs at any time when any Event of Default shall have occurred and be continuing. For purposes of the minimum assignment amounts set forth in this paragraph, multiple assignments by two or more Related Funds shall be aggregated.

         (d) The Administrative Agent shall, on behalf of the Borrower, maintain at its address referred to in Section 10.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, each Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans and any Notes evidencing such Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Assignment and Acceptance; thereupon one or more new Notes in the same aggregate principal amount shall be issued to the designated Assignee, and the old Notes shall be returned by the Administrative Agent to the Borrower marked "canceled". The Register shall be available for inspection by the Borrower or any Lender (with respect to any entry relating to such Lender's Loans) at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee (and, in any case where the consent of any other Person is required by clause (c), by each such other Person) together with payment to the Administrative Agent of a registration and processing fee of $3,500 (treating multiple, simultaneous assignments by or to two or more Related Funds as a single assignment) (except that no such registration and processing fee shall be payable, (y) in connection with an assignment by or to a Lehman Entity or (z) in the case of an Assignee which is already a Lender or an affiliate or Related Fund of a Lender or a Person under common management with a Lender), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Borrower. On or prior to such effective date, the Borrower, at its own expense, upon request, shall execute and deliver to the Administrative Agent (in exchange for the Revolving Credit Note and/or Swing Line Note, as the case may be, of the assigning Lender) a new Revolving Credit Note and/or Swing Line Note, as the case may be, to the order of such Assignee in an amount equal to the Revolving Credit Commitment assumed or acquired by it pursuant to such Assignment and Acceptance and, if the Assignor has retained a Revolving Credit Commitment upon request, a new Revolving Credit Note and/or Swing Line Note, as the case may be, to the order of the Assignor in an amount equal to the Revolving Credit Commitment retained by it hereunder. Such new Note or Notes shall be dated the Closing Date and shall otherwise be in the form of the Note or Notes replaced thereby.

         (f) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and participations, and that such provisions do not prohibit assignments creating only security interests in Loans and Notes, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

         (g) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that
(i) nothing herein shall constitute a commitment by any SPC to make any Loan and
(ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any state thereof. In addition, notwithstanding anything to the contrary in this Section 10.6(g), any SPC may
(A) with notice to, but without the prior written consent of, the

Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender, or with the prior written consent of the Borrower and the Administrative Agent (which consent shall not be unreasonably withheld) to any financial institutions providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans, and (B) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC; provided that non-public information with respect to the Borrower may be disclosed only with the Borrower's consent which will not be unreasonably withheld. This paragraph (g) may not be amended without the written consent of any SPC with Loans outstanding at the time of such proposed amendment.

         10.7 Adjustments; Set-off. Except to the extent that this Agreement provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in
Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Obligations, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Obligations, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

         (b) In addition to any rights and remedies of the Lenders provided by applicable law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any affiliate, branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

         10.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         10.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Borrower, the Agents, each Joint Lead Arranger, each Co-Arranger and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by each Joint Lead Arranger, each Co-Arranger, any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         10.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         10.12 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

          (a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by applicable law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

        10.13 Acknowledgments. The Borrower hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) neither any Joint Lead Arranger, any Co-Arranger, any Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Joint Lead Arrangers, the Co-Arrangers, the Agents and the Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Joint Lead Arrangers, the Co-Arrangers, the Agents and the Lenders or among, the Borrower and the Lenders.

         10.14 Confidentiality. Each of the Agents and the Lenders agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement that is designated by such Loan Party as confidential; provided that nothing herein shall prevent any Agent or any Lender from disclosing any such information (a) to any Joint Lead Arranger, any Co-Arranger, any Agent, any other Lender or any affiliate of any thereof, (b) to any Participant or Assignee (each, a "Transferee") or prospective Transferee (including any actual or prospective counterparty (or its advisors) to any related swap or derivative transaction) that agrees to comply with the provisions of this Section or substantially equivalent provisions, (c) to any of its, or any of its affiliates', employees, officers, directors, agents, attorneys, accountants and other professional advisors, (d) to any financial institution that is a direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section), (e) upon the request or demand of any Governmental Authority having jurisdiction over it, (f) to the extent required in response to any order of any court or other Governmental Authority or to the extent otherwise required pursuant to any Requirement of Law, (g) in connection with any litigation or similar proceeding,
(h) that has been publicly disclosed other than in breach of this Section or becomes available on a non-confidential basis from a source other than a Loan Party, (i) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, (j) with consent of the Borrower, or (k) in connection with the exercise of any remedy hereunder or under any other Loan Document; provided that, in the event a Lender receives a summons or subpoena to disclose confidential information to any party, such Lender shall, if legally permitted, endeavor to notify the Borrower thereof as soon as possible after receipt of such request, summons or subpoena and to afford the Loan Parties an opportunity to seek protective orders, or such other confidential treatment of such disclosed information, as the Loan Parties may deem reasonable.

         10.15 Release of Collateral and Guarantee Obligations. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of the

Borrower in connection with any Disposition of Property permitted by the Loan Documents, the Administrative Agent shall (without notice to, or vote or consent of, any Lender, or any affiliate of any Lender that is a party to any Specified Hedge Agreement) take such actions as shall be required to release its security interest in any Collateral being Disposed of in such Disposition, and to release any guarantee obligations under any Loan Document of any Person being Disposed of in such Disposition, to the extent necessary to permit consummation of such Disposition in accordance with the Loan Documents.

         (b) Notwithstanding anything to the contrary contained herein or any other Loan Document, when all Obligations (other than obligations in respect of any Specified Hedge Agreement) have been paid in full, all Commitments have terminated or expired and no Letter of Credit shall be outstanding (except to the extent such Letters of Credit are fully cash collateralized in accordance with this Agreement), upon request of the Borrower, the Administrative Agent shall (without notice to, or vote or consent of, any Lender, or any affiliate of any Lender that is a party to any Specified Hedge Agreement) take such actions as shall be required to release its security interest in all Collateral, and to release all guarantee obligations under any Loan Document, whether or not on the date of such release there may be outstanding Obligations in respect of Specified Hedge Agreements. Any such release of guarantee obligations shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Subsidiary Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Subsidiary Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.

         10.16 Accounting Changes. In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Change with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such Accounting Change as if such Accounting Change had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Change had not occurred. "Accounting Change" refers to any change in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants, any other generally accepted accounting authority which provides regulation standards or, if applicable, the SEC.

         10.17 Delivery of Lender Addenda. Each initial Lender shall become a party to this Agreement by delivering to the Administrative Agent a Lender Addendum duly executed by such Lender, the Borrower and the Administrative Agent.

         10.18 WAIVERS OF JURY TRIAL. THE BORROWER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL

 BY JURY IN ANY LEGAL ACTION
OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                      BROOKDALE SENIOR LIVING INC.



                                      By: /s/ R. Stanley Young
                                         ----------------------------------
                                          Name:R. Stanley Young
                                          Title:Executive Vice President and
                                                Chief Financial Officer


                      [Signature Page to Credit Agreement]

                               LEHMAN BROTHERS INC., as Joint Lead
                                   Arranger


                               By: /s/ Francis X. Gilhool
                                  --------------------------------------------
                                   Name: Francis X. Gilhool
                                   Title:Authorized Signatory



                               LEHMAN COMMERCIAL PAPER INC., as Administrative
                                   Agent


                               By: /s/ Francis X. Gilhool
                                  --------------------------------------------
                                   Name: Francis X. Gilhool
                                   Title:Authorized Signatory



                      [Signature Page to Credit Agreement]

                               LASALLE BANK NATIONAL
                                  ASSOCIATION, as Co-Arranger


                               By: /s/ Michael Monticello
                                  --------------------------------------------
                                   Name: Michael Monticello
                                   Title:Senior Vice President


                               LASALLE BANK NATIONAL ASSOCIATION, as
                                   Co-Syndication Agent


                               By: /s/ Michael Monticello
                                  --------------------------------------------
                                   Name: Michael Monticello
                                   Title:Senior Vice President


                      [Signature Page to Credit Agreement]

                               GOLDMAN SACHS CREDIT PARTNERS
                                  L.P., as Co-Arranger



                               By: /s/ Illegible
                                  --------------------------------------------
                                   Name: Illegible
                                   Title:Authorized Signatory


                               GOLDMAN SACHS CREDIT PARTNERS L.P., as
                                   Co-Documentation Agent



                               By: /s/ Illegible
                                  --------------------------------------------
                                   Name: Illegible
                                   Title:Authorized Signatory

                      [Signature Page to Credit Agreement]

                               CITIGROUP GLOBAL MARKETS INC.,
                                   as Joint Lead Arranger



                               By: /s/ Arnold Y. Wong
                                  --------------------------------------------
                                   Name: Arnold Y. Wong
                                   Title:Vice President



                               CITICORP NORTH AMERICA, INC.,
                                   as Co-Documentation Agent



                               By: /s/ Arnold Y. Wong
                                  --------------------------------------------
                                   Name: Arnold Y. Wong
                                   Title:Vice President


                      [Signature Page to Credit Agreement]

                               BANK OF AMERICA, N.A., as Co-Syndication Agent



                               By: /s/ Zubin R. Suroff
                                  --------------------------------------------
                                   Name: Zubin R. Suroff
                                   Title:Vice President


                               BANC OF AMERICA SECURITIES LLC, as Co-Arranger



                               By: /s/ Shaun Dreyer
                                  --------------------------------------------
                                   Name: Shaun Dreyer
                                   Title:Principal




                      [Signature Page to Credit Agreement]